                                                                     EXHIBIT 1.1

         [Form of Underwriting Agreement - Subject to Additional Review]
                        1,733,334 SHARES OF COMMON STOCK
                       AMERICAN DIVERSIFIED HOLDINGS, INC.

                             UNDERWRITING AGREEMENT

                                                              New York, New York
                                                                          , 1998

MILLENNIUM FINANCIAL GROUP, INC.
  As Representative of the
  Several Underwriters listed on Schedule A hereto
235 West 56th Street, Suite 37E
New York, New York 10019

Ladies and Gentlemen:

        American Diversified Holdings, Inc., a Nevada corporation (the "Company"), confirms its agreement with Millennium Financial Group, Inc. ("Millennium"), and each of the underwriters named in Schedule A hereto (collectively, the "Underwriters," which term shall also include any underwriter substituted as hereinafter provided in Section 11), for whom Millennium is acting as representative (in such capacity, Millennium shall hereinafter sometimes be referred to as "you" or the "Representative"), with respect to the sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of shares of the Company's common stock, no par value ("Common Stock") set forth in Schedule A hereto. The aggregate [________] shares of Common Stock set forth on Schedule A are hereinafter referred to as the "Firm Securities." In addition, the Company has informed the Representative that the Company will place (the "Direct Offering") an estimated [______] shares of the Company's Common Stock (the "Direct Securities") directly to investors located primarily in Europe. The Firm Securities and the Direct Securities are hereinafter collectively referred to as the "Offered Securities."

        Upon your request, as provided in Section 2(b) of this Agreement, the Company shall also issue and sell to the Underwriters, acting severally and not jointly, their proportionate share, based upon the ratio that the Firm Securities bears to the Offered Securities, of an additional [_______] shares of Common Stock for the purpose of covering over-allotments, if any. The remainder of the [_______] shares of Common Stock shall be available to the Company to cover over-allotments, if any, in connection with the Direct Offering. The [_______] shares of Common Stock are hereinafter referred to as the "Option Securities." The Company also proposes to issue and sell to the Representative warrants (the "Representative's Warrants") pursuant to the Representative's Warrant Agreement (the "Representative's Warrant Agreement") for the purchase of a number of shares of Common Stock equal to ten percent (10%) of the Firm Securities. The Shares of Common Stock issuable upon exercise of the Representative's Warrants are hereinafter referred to as the "Representative's Securities." The Offered Securities, the Option Securities, the Representative's Warrants and the Representative's Securities (collectively, hereinafter referred to as the "Securities") are more fully described in the Registration Statement and the Prospectus referred to below.

        The Company has 5,000,000 shares of Series A Preferred Stock issued and outstanding, which are held by approximately 320 shareholders (the "Converting Shareholders") and are convertible into 1,666,667 shares of Common Stock (the "Converted Securities"). All of the shares of Series A Preferred Stock not converted by the Converting Shareholders prior to the offering will be automatically converted upon the completion of the offering. The Converted Securities are not being registered for resale under the offering.

        1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with, each of the Underwriters as of the date hereof, and as of the Closing Date (as hereinafter defined) and each Option Closing Date (as hereinafter defined), if any, as follows:

           (a) The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement, and an amendment or amendments thereto, on Form SB-2 (No. 333-62489), including any related preliminary prospectus ("Preliminary Prospectus"), for the registration of the Offered Securities and the Option Securities under the Securities Act of 1933, as amended (the "Act"), which registration statement and amendment or amendments have been prepared by the Company in conformity with the requirements of the Act, and the rules and regulations (the "Regulations") of the Commission under the Act. The Company will promptly file a further amendment to said registration statement in the form heretofore delivered to the Underwriters and will not file any other amendment thereto to which the Underwriters shall have objected in writing after having been furnished with a copy thereof. Except as the context may otherwise require, such registration statement, as amended, on file with the Commission at the time the registration statement becomes effective (including the prospectus, financial statements, schedules, exhibits and all other documents filed as a part thereof or incorporated therein (including, but not limited to those documents or information incorporated by reference therein) and all information deemed to be a part thereof as of such time pursuant to paragraph (b) of Rule 430(A) of the Regulations)), is hereinafter called the "Registration Statement", and the form of prospectus in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations, is hereinafter called the "Prospectus." For purposes hereof, "Rules and Regulations" mean the rules and regulations adopted by the Commission under either the Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as applicable.

           (b) Neither the Commission nor any state regulatory authority has issued any order preventing or suspending the use of any Preliminary Prospectus, the Registration Statement or Prospectus or any part thereof and no proceedings for a stop order suspending the effectiveness of the Registration Statement or any of the Company's securities have been instituted or are pending or threatened. Each of the Preliminary Prospectus, the Registration Statement and Prospectus at the time of filing thereof conformed with the requirements of the Act and the Rules and Regulations, and none of the Preliminary Prospectus, the Registration Statement or Prospectus at the time of filing thereof contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that this representation and warranty does not apply to statements made in reliance upon and in conformity with written information furnished to the Company with respect to the Underwriters by or on behalf of the Underwriters expressly for use in such Preliminary Prospectus, Registration Statement or Prospectus or any amendment thereof or supplement thereto.

           (c) When the Registration Statement becomes effective and at all times subsequent thereto up to the Closing Date (as defined herein) and each Option Closing Date (as defined herein), if any, and during such longer period as the Prospectus may be required to be delivered in connection with sales by the Underwriters or a dealer, the Registration Statement and the Prospectus will contain all statements which are required to be stated therein in accordance with the Act and the Rules and Regulations, and will conform to the requirements of the Act and the Rules and Regulations; neither the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided, however, that this representation and warranty does not apply to statements made or statements omitted in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of any Underwriter expressly for use in the Preliminary Prospectus, Registration Statement or Prospectus or any amendment thereof or supplement thereto.

           (d) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the state of its incorporation. Except as set forth in the Prospectus, the Company does not own an interest in any corporation, partnership, trust, joint venture or other business entity. The Company is duly qualified and licensed and in good standing as a foreign corporation in each jurisdiction in which its ownership or leasing of any properties or the character of its operations requires such qualification or licensing. The Company has all requisite power, and has obtained any and all necessary authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental or regulatory officials and bodies (including, without limitation, those having jurisdiction over environmental or similar matters), to own or lease its properties and conduct its business income and other taxes in such financial statements are sufficient for the payment of all accrued and unpaid federal, state, local and foreign income taxes, interest, penalties, assessments or deficiencies applicable to the Company, whether disputed or not, for the applicable period then ended and periods prior thereto; adequate allowance for doubtful accounts has been provided for unindemnified losses due to the operations of the Company; and the statements of income do not contain any items of special or nonrecurring income not earned in the ordinary course of business, except as specified in the notes thereto.

           (g) The Company (i) has paid all federal, state, local, and foreign taxes for which it is liable, or has established adequate reserves for such taxes, (ii) has furnished all information returns it is required to furnish pursuant to the Internal Revenue Code of 1986, as amended (the "Code"), (iii) has established adequate reserves for such taxes which are not due and payable, and (iv) does not have any tax deficiency or claims outstanding, proposed or assessed against it, other than as described in the Registration Statement.

           (h) No transfer tax, stamp duty or other similar tax is payable by or on behalf of the Underwriters in connection with (i) the issuance by the Company of the Securities, (ii) the purchase by the Underwriters of the Firm Securities and the Option Securities from the Company and the purchase by the Representative of the Representative's Warrants from the Company, (iii) the consummation by the Company of any of its obligations under this Agreement, or
(iv) resales of the Firm Securities and the Option Securities in connection with the distribution contemplated hereby.

           (i) The Company maintains insurance policies, including, but not limited to, general liability, malpractice and property insurance, which insures the Company, and its employees, against such losses and risks generally insured against by comparable businesses. The Company (A) has not failed to give notice or present any insurance claim with respect to any matter, including but not limited to the Company 's business, property or employees, under any insurance policy or surety bond in a due and timely manner, (B) does not have any disputes or claims against any underwriter of such insurance policies or surety bonds or has failed to pay any premiums due and payable thereunder, or (C) has failed to comply with all conditions contained in such insurance policies and surety bonds. There are no facts or circumstances under any such insurance policy or surety bond which would relieve any insurer of its obligation to satisfy in full any valid claim of the Company.

           (j) There is no action, suit, proceeding, inquiry, arbitration, investigation, litigation or governmental proceeding (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, pending or, to the best of the Company's knowledge, threatened against (or circumstances that may give rise to the same), or involving the properties or business of, the Company which (i) questions the validity of the capital stock of the Company, this Agreement, or the Representative's Warrant Agreement, or of any action taken or to be taken by the Company pursuant to or in connection with this Agreement or the Representative's Warrant Agreement, (ii) is required to be disclosed in the Registration Statement which is not so disclosed (and such proceedings as are summarized in the Registration Statement are accurately summarized in all material respects), or (iii) might materially and adversely affect the condition, financial or otherwise, or the earnings, position, prospects, stockholders' equity, value, operation, properties, business or results of operations of the Company.

           (k) The Company has full legal right, power and authority to authorize, issue, deliver and sell the Securities, enter into this Agreement and the Representative's Warrant Agreement and to consummate the transactions provided for in this Agreement and the Representative's Warrant Agreement; and this Agreement and the Representative's Warrant Agreement have each been duly and properly authorized, executed and delivered by the Company. Each of this Agreement and the Representative's Warrant Agreement constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms, and none of the Company's issue and sale of the Securities, execution or delivery of this Agreement or the Representative's Warrant Agreement, its performance hereunder and thereunder, its consummation of the transactions contemplated herein and therein, or the conduct of its business as described in the Registration Statement, the Prospectus, and any amendments or supplements thereto, conflicts with or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitutes or will constitute a default under, or result in the creation or imposition of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever upon, any property or assets (tangible or intangible) of the Company pursuant to the terms of (i) the articles of incorporation or by-laws of the Company, (ii) any license, contract, collective bargaining agreement, indenture, mortgage, deed of trust, lease, voting trust agreement, stockholders agreement, note, loan or credit agreement or any other agreement or instrument to which the Company is a party or by which the Company is or may be bound or to which its or assets (tangible or intangible) is or may be subject, or any indebtedness, or (iii) any statute, judgment, decree, order, rule or regulation applicable to the Company of any arbitrator, court, regulatory body or administrative agency or other governmental agency or body (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, having jurisdiction over the Company or any of its activities or properties.

           (l) No consent, approval, authorization or order of, and no filing with, any court, regulatory body, government agency or other body, domestic or foreign, is required for the issuance of the Securities pursuant to the Prospectus and the Registration Statement, the performance of this Agreement and the Representative's Warrant Agreement and the transactions contemplated hereby and thereby, including without limitation, any waiver of any preemptive, first refusal or other rights that any entity or person may have for the issue and/or sale of any of the Securities, except such as have been or may be obtained under the Act or may be required under state securities or Blue Sky laws in connection with the Underwriters' purchase and distribution of the Firm Securities and the Option Securities, and the Representative's Warrants to be sold by the Company hereunder.

           (m) All executed agreements, contracts or other documents or copies of executed agreements, contracts or other documents filed as exhibits to the Registration Statement to which the Company is a party or by which it or they may be bound or to which its assets, properties or business may be subject have been duly and validly authorized, executed and delivered by the Company and constitute the legal, valid and binding agreements of the Company, as the case may be, enforceable against it in accordance with its terms. The descriptions in the Registration Statement of agreements, contracts and other documents are accurate and fairly present the information required to be shown with respect thereto by Form SB-2, and there are no contracts or other documents which are required by the Act to be described in the Registration Statement or filed as exhibits to the Registration Statement which are not described or filed as required, and the exhibits which have been filed are complete and correct copies of the documents of which they purport to be copies.

           (n) Subsequent to the respective dates as of which information is set forth in the Registration Statement and Prospectus, and except as may otherwise be indicated or contemplated herein or therein, the Company has not (i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, (ii) entered into any transaction other than in the ordinary course of business, or (iii) declared or paid any dividend or made any other distribution on or in respect of its capital stock of any class, and there has not been any change in the capital stock, or any change in the debt (long or short term) or liabilities or material adverse change in or affecting the general affairs, management, financial operations, stockholders' equity or results of operations of the Company.

           (o) Except as may be set forth in the Registration Statement, no default exists in the due performance and observance of any term, covenant or condition of any license, contract, collective bargaining agreement, indenture, mortgage, installment sale agreement, lease, deed of trust, voting trust agreement, stockholders agreement, partnership agreement, note, loan or credit agreement, purchase order, or any other agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which the Company is a party or by which the Company may be bound or to which the property or assets (tangible or intangible) of the Company is subject or affected.

           (p) To the best of the Company's knowledge it has generally enjoyed a satisfactory employer-employee relationship with its employees and is in compliance with all federal, state, local, and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours. There are no pending investigations involving the Company by the U.S. Department of Labor, or any other governmental agency responsible for the enforcement of such federal, state, local, or foreign laws and regulations. There is no unfair labor practice charge or complaint against the Company pending before the National Labor Relations Board or any lockout, strike, picketing, boycott, dispute, slowdown or stoppage pending or threatened against or involving the Company, or any predecessor entity, and none has ever occurred. No representation question exists respecting the employees of the Company, and no collective bargaining agreement or modification thereof is currently being negotiated by the Company. No grievance or arbitration proceeding is pending under any expired or existing collective bargaining agreements of the Company. No labor dispute with the employees of the Company exists, or, is imminent.

           (q) Except as may be set forth in the Registration Statement, the Company does not maintain, sponsor or contribute to any program or arrangement that is an "employee pension benefit plan," an "employee welfare benefit plan," or a "multi-employer plan" as such terms are defined in Sections 3(2), 3(1) and 3(37), respectively, of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") ("ERISA Plans"). Except as may be set forth in the Registration Statement, the Company does not maintain or contribute, now or at any time previously, to a defined benefit plan, as defined in Section 3(35) of ERISA. No ERISA Plan (or any trust created thereunder) has engaged in a "prohibited transaction" within the meaning of Section 406 of ERISA or Section 4975 of the Code, which could subject the Company to any tax penalty on prohibited transactions and which has not adequately been corrected. Each ERISA Plan is in compliance with all reporting, disclosure and other requirements of the Code and ERISA as they relate to any such ERISA Plan. Determination letters have been received from the Internal Revenue Service with respect to each ERISA Plan which is intended to comply with Code Section 401(a), stating that such ERISA Plan and the attendant trust are qualified thereunder. The Company has never completely or partially withdrawn from a "multi-employer plan."

           (r) Neither the Company, nor any of its employees, directors, stockholders, partners, or affiliates (within the meaning of the Rules and Regulations) has taken or will take, directly or indirectly, any action designed to or which has constituted or which might be expected to cause or result in, under the Exchange Act, or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or otherwise.

           (s) Except as otherwise disclosed in the Prospectus, none of the patents, patent applications, trademarks, service marks, trade names and copyrights, and licenses and rights to the foregoing presently owned or held by the Company, are in dispute so far as known by the Company or are in any conflict with the right of any other person or entity. Except as otherwise disclosed in the Prospectus, the Company (i) owns or has the right to use, free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects or other restrictions or equities of any kind whatsoever, all patents, trademarks, service marks, trade names and copyrights, technology and licenses and rights with respect to the foregoing, used in the conduct of its business as now conducted or proposed to be conducted without infringing upon or otherwise acting adversely to the right or claimed right of any person, corporation or other entity under or with respect to any of the foregoing and
(ii) is not obligated or under any liability whatsoever to make any payment by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, any patent, trademark, service mark, trade name, copyright, know-how, technology or other intangible asset, with respect to the use thereof or in connection with the conduct of its business or otherwise.

           (t) The Company has good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property stated in the Prospectus to be owned or leased by it, free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects, or other restrictions or equities of any kind whatsoever, other than those referred to in the Prospectus and liens for taxes not yet due and payable.

           (u) McGladrey & Pullen, LLP, whose report is filed with the Commission as a part of the Registration Statement, are independent certified public accountants as required by the Act and the Rules and Regulations.

           (v) The Company has agreed to cause to be duly executed agreements pursuant to which each of the Company's executive officers, directors, and certain shareholders have agreed not to, directly or indirectly, sell, assign, transfer, or otherwise dispose of any shares of Common Stock or securities convertible into, exercisable or exchangeable for or evidencing any right to purchase or subscribe for any shares of Common Stock for a period of twelve (12) months following the effective date of the Registration Statement. The Company will cause the Transfer Agent (as hereinafter defined) to mark an appropriate legend on the face of stock certificates representing all of such securities and to place "stop transfer" orders on the Company's stock ledgers.

           (w) There are no claims, payments, issuances, arrangements or understandings, whether oral or written, for services in the nature of a finder's or origination fee with respect to the sale of the Securities hereunder or any other arrangements, agreements, understandings, payments or issuance with respect to the Company, or any of its officers, directors, stockholders, partners, employees or affiliates, that may affect the Underwriters' compensation, as determined by the National Association of Securities Dealers, Inc. ("NASD").

           (x) The Offered Securities and Option Securities have been approved for quotation on [the National Association of Securities Dealers Automated Quotation System].

           (y) Neither the Company, nor any of its officers, employees, agents or any other person acting on behalf of the Company has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency (domestic or foreign) or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is, or may be in a position to help or hinder the business of the Company (or assist the Company in connection with any actual or proposed transaction) which (a) might subject the Company, or any other such person to any damage or penalty in any civil, criminal or governmental litigation or proceeding (domestic or foreign), (b) if not given in the past, might have had a material adverse effect on the assets, business or operations of the Company, or (c) if not continued in the future, might adversely affect the assets, business, condition, financial or otherwise, earnings, position, properties, value, operations or prospects of the Company. The Company's internal accounting controls are sufficient to cause the Company to comply with the Foreign Corrupt Practices Act of 1977, as amended.

           (z) Except as set forth in the Prospectus, no officer, director, stockholder or partner of the Company, or any "affiliate" or "associate" (as these terms are defined in Rule 405 promulgated under the Rules and Regulations) of any of the foregoing persons or entities has or has had, either directly or indirectly, (i) an interest in any person or entity which (A) furnishes or sells services or products which are furnished or sold or are proposed to be furnished or sold by the Company, or (B) purchases from or sells or furnishes to the Company any goods or services, or (ii) a beneficiary interest in any contract or agreement to which the Company is a party or by which it may be bound or affected. Except as set forth in the Prospectus under "Certain Transactions," there are no existing agreements, arrangements, understandings or transactions, or proposed agreements, arrangements, understandings or transactions, between or among the Company, and any officer, director, or 5% or greater security holder of the Company, or any partner, affiliate or associate of any of the foregoing persons or entities.

           (aa) Any certificate signed by any officer of the Company, and delivered to the Underwriters or to Underwriters' Counsel (as defined herein) shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

           (bb) The minute books of the Company have been made available to the Underwriters and contain a complete summary of all meetings and actions of the directors (including committees thereof) and stockholders of each of the Company, since the time of its incorporation, and reflect all transactions referred to in such minutes accurately in all material respects.

           (cc) Except and to the extent described in the Prospectus, no holders of any securities of the Company or of any options, warrants or other convertible or exchangeable securities of the Company have the right to include any securities issued by the Company in the Registration Statement or any registration statement to be filed by the Company or to require the Company to file a registration statement under the Act and no person or entity holds any anti-dilution rights with respect to any securities of the Company.

           (dd) The Company has as of the effective date of the Registration Statement entered into employment agreements with James Buchanan Rea, Jr., Roland Kuettner and Peter Hartmann in the forms filed as Exhibits 10.3, 10.4 and 10.5, respectively, to the Registration Statement.

           (ee) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparations of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorizations; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

        2. PURCHASE, SALE AND DELIVERY OF THE SECURITIES: DIRECT OFFERING.

           (a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter, severally and not jointly, agrees to purchase from the Company at a price of $___ [92% of the public offering price] per share of Common Stock, that number of Firm Securities set forth in Schedule A opposite the name of such Underwriter, subject to such adjustment as the Representative in its discretion shall make to eliminate any sales or purchases of fractional shares, plus any additional number of Firm Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 11 hereof. The parties acknowledge and agree that the difference between the public offering price per share of Common Stock and the per share purchase price payable by the Underwriters for the Firm Securities (and, if applicable, the Option Securities) represents an eight percent (8%) fee comprised of the following: (i) a four percent (4%) selling commission, (ii) a two percent (2%) underwriting fee, and
(iii) a two percent (2%) management fee.

           (b) In addition, on the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase all or any part of their proportionate share of the Option Securities, based upon the ratio that the Firm Securities bears to the Offered Securities, at a price of $___ [92% of the public offering price] per share of Common Stock. The option granted hereby will expire forty-five (45) days after (i) the date the Registration Statement becomes effective, if the Company has elected not to rely on Rule 430A under the Rules and Regulations, or (ii) the date of this Agreement if the Company has elected to rely upon Rule 430A under the Rules and Regulations, and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Firm Securities upon notice by the Representative to the Company setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for any such Option Securities. Any such time and date of delivery (an "Option Closing Date") shall be determined by the Representative, but shall not be later than three (3) full business days after the exercise of said option, nor in any event prior to the Closing Date, as hereinafter defined, unless otherwise agreed upon by the Representative and the Company. Nothing herein contained shall obligate the Underwriters to make any over-allotments. No Option Securities shall be delivered unless the Firm Securities shall be simultaneously delivered or shall theretofore have been delivered as herein provided.

           (c) Payment of the purchase price for, and delivery of certificates for, the Firm Securities shall be made at the offices of the Representative at 235 West 56th Street, Suite 37E, New York, New York 10019, or at such other place as shall be agreed upon by the Representative and the Company. Such delivery and payment shall be made at 10:00 a.m. (New York City time) on , 1998 or at such other time and date as shall be agreed upon by the Representative and the Company, but not less than three (3) nor more than five (5) full business days after the effective date of the Registration Statement (such time and date of payment and delivery being herein called the "Closing Date"). In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned office of the Representative or at such other place as shall be agreed upon by the Representative and the Company on each

Option Closing Date as specified in the notice from the Representative to the Company. Delivery of the certificates for the Firm Securities and the Option Securities, if any, shall be made to the Underwriters against payment by the Underwriters, severally and not jointly, of the purchase price for the Firm Securities and the Option Securities, if any, to the order of the Company for the Firm Securities and the Option Securities, if any, by New York Clearing House funds. In the event such option is exercised, the Underwriters, acting severally and not jointly, shall purchase that proportion of the total number of Option Securities then being purchased which the number of Firm Securities set forth in Schedule A hereto opposite the name of such Underwriter bears to the total number of Firm Securities, subject in each case to such adjustments as the Representative in its discretion shall make to eliminate any sales or purchases of fractional shares. Certificates for the Firm Securities and the Option Securities, if any, shall be in definitive, fully registered form, shall bear no restrictive legends and shall be in such denominations and registered in such names as the Underwriters may request in writing at least two (2) business days prior to the Closing Date or the relevant Option Closing Date, as the case may be. The certificates for the Firm Securities and the Option Securities, if any, shall be made available to the Representative at such office or such other place as the Representative may designate for inspection, checking and packaging no later than 9:30 a.m. on the last business day prior to the Closing Date or the relevant Option Closing Date, as the case may be.

           (d) On the Closing Date, the Company shall issue and sell to the Representative the Representative's Warrants at a purchase price of $.001 per warrant, which Representative's Warrants shall entitle the Representative to purchase an aggregate number of shares of Common Stock equal to ten percent (10%) of the Firm Securities. The Representative's Warrants shall be exercisable for a period of five (5) years commencing from the effective date of the Registration Statement at a price equaling one hundred fifty percent (150%) of the initial public offering price of the shares of Common Stock. The Representative's Warrant Agreement and form of Warrant Certificate shall be substantially in the form attached hereto as Exhibit A. Payment for the Representative's Warrants shall be made on the Closing Date.

           (e) With respect to the Company's offer and sale of the Direct Securities pursuant to the Direct Offering, the Company agrees to pay to the Representative an amount equal to two percent (2%) of the gross proceeds received by the Company from the Direct Offering as an additional component of the management fee (referenced in subsection (a) above with respect to the Firm Securities) payable to the Representative for managing the entire offering (the "Management Fee"). The Management Fee shall be paid to the Representative on the closing date of the Direct Offering.

        3. PUBLIC OFFERING OF THE SHARES OF COMMON STOCK. As soon after the Registration Statement becomes effective as the Representative deems advisable, the Underwriters shall make a public offering of the shares of Common Stock (other than to residents of or in any jurisdiction in which qualification of the shares of Common Stock is required and has not become effective) at the price and upon the other terms set forth in the Prospectus. The Representative may from time to time increase or decrease the public offering price after distribution of the shares of Common Stock has been completed to such extent as the Representative, in its discretion deems advisable. The Underwriters may enter into one or more agreements as the Underwriters, in their sole discretion, deem advisable with one or more broker-dealers who shall act as dealers in connection with such public offering.

        4. COVENANTS AND AGREEMENTS OF THE COMPANY. The Company covenants and agrees with the Underwriters as follows:

           (a) The Company shall use its best efforts to cause the Registration Statement and any amendments thereto to become effective as promptly as practicable and will not at any time, whether before or after the effective date of the Registration Statement, file any amendment to the Registration Statement or supplement to the Prospectus or file any document under the Act or Exchange Act before termination of the offering of the shares of Common Stock by the Underwriters of which the Representative shall not previously have been advised and furnished with a copy, or to which the Representative shall have objected or which is not in compliance with the Act, the Exchange Act or the Rules and Regulations.

           (b) As soon as the Company is advised or obtains knowledge thereof, the Company will advise the Representative and confirm the notice in writing (i) when the Registration Statement, as amended, becomes effective, if the provisions of Rule 430A promulgated under the Act will be relied upon, when the Prospectus has been filed in accordance with said Rule 430A and when any post-effective amendment to the Registration Statement becomes effective; (ii) of the issuance by the Commission of any stop order or of the initiation, or the threatening, of any proceeding suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of the Preliminary Prospectus or the Prospectus, or any amendment or supplement thereto, or the institution of proceedings for that purpose; (iii) of the issuance by the Commission or by any state securities commission of any proceedings for the suspension of the qualification of any of the Securities for offering or sale in any jurisdiction or of the initiation, or the threatening, of any proceeding for that purpose; (iv) of the receipt of any comments from the Commission; and (v) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information. If the Commission or any state securities commission shall enter a stop order or suspend such qualification at any time, the Company will make every effort to obtain promptly the lifting of such order.

           (c) The Company shall file the Prospectus (in form and substance satisfactory to the Representative) or transmit the Prospectus by a means reasonably calculated to result in filing with the Commission pursuant to Rule 424(b)(1) (or, if applicable and if consented to by the Representative, pursuant to Rule 424(b)(4)) not later than the Commission's close of business on the earlier of (i) the second business day following the execution and delivery of this Agreement and (ii) the fifth business day after the effective date of the Registration Statement.

           (d) The Company will give the Representative notice of its intention to file or prepare any amendment to the Registration Statement (including any post-effective amendment) or any amendment or supplement to the Prospectus (including any revised prospectus which the Company proposes for use by the Underwriters in connection with the offering of the Securities which differs from the corresponding prospectus on file at the Commission at the time the Registration Statement becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the Rules and Regulations), and will furnish the Representative with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such prospectus to which the Representative or Arter & Hadden LLP ("Underwriters' Counsel") shall object.

           (e) The Company shall endeavor in good faith, in cooperation with the Representative, at or prior to the time the Registration Statement becomes effective, to qualify the Securities for offering and sale under the securities laws of such jurisdictions as the Representative may designate to permit the continuance of sales and dealings therein for as long as may be necessary to complete the distribution, and shall make such applications, file such documents and furnish such information as may be required for such purpose; provided, however, the Company shall not be required to qualify as a foreign corporation or file a general or limited consent to service of process in any such jurisdiction. In each jurisdiction where such qualification shall be effected, the Company will, unless the Representative agrees that such action is not at the time necessary or advisable, use all reasonable efforts to file and make such statements or reports at such times as are or may reasonably be required by the laws of such jurisdiction to continue such qualification.

           (f) During the time when a prospectus is required to be delivered under the Act, the Company shall use all reasonable efforts to comply with all requirements imposed upon it by the Act and the Exchange Act, as now and hereafter amended and by the Rules and Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and the Prospectus, or any amendments or supplements thereto. If at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event shall have occurred as a result of which, in the opinion of counsel for the Company or Underwriters' Counsel, the Prospectus, as then amended or supplemented, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will notify the Representative promptly and prepare and file with the Commission an appropriate amendment or supplement in accordance with Section 10 of the Act, each such amendment or supplement to be satisfactory to Underwriters' Counsel, and the Company will furnish to the Underwriters copies of such amendment or supplement as soon as available and in such quantities as the Underwriters may request.

           (g) As soon as practicable, but in any event not later than forty-five (45) days after the end of the 12-month period beginning on the day after the end of the fiscal quarter of the Company during which the effective date of the Registration Statement occurs (ninety (90) days in the event that the end of such fiscal quarter is the end of the Company 's fiscal year), the Company shall make generally available to its security holders, in the manner specified in Rule 158(b) of the Rules and Regulations, and to the Representative, an earnings statement which will be in the detail required by, and will otherwise comply with, the provisions of Section 11(a) of the Act and Rule 158(a) of the Rules and Regulations, which statement need not be audited unless required by the Act, covering a period of at least twelve (12) consecutive months after the effective date of the Registration Statement.

           (h) During a period of five (5) years after the date hereof, the Company will furnish to its stockholders, as soon as practicable, annual reports (including financial statements audited by independent public accountants) and unaudited quarterly reports of earnings, and will deliver to the Representative:

               (i) concurrently with furnishing such quarterly reports to its stockholders, statements of income of the Company for each quarter in the form furnished to the Company's stockholders and certified by the Company's principal financial or accounting officer;

               (ii) concurrently with furnishing such annual reports to its stockholders, a balance sheet of the Company as at the end of the preceding fiscal year, together with statements of operations, stockholders' equity, and cash flows of the Company for such fiscal year, accompanied by a copy of the certificate thereon of independent certified public accountants;

               (iii) as soon as they are available, copies of all reports (financial or other) mailed to stockholders;

               (iv) as soon as they are available, copies of all reports and financial statements furnished to or filed with the Commission, the NASD or any securities exchange;

               (v) very press release and every material news item or article of interest to the financial community in respect of the Company, or its affairs, which was released or prepared by or on behalf of the Company; and

               (vi) any additional information of a public nature concerning the Company (and any future subsidiary) or its businesses which the Representative may reasonably request.

        During such five-year period, if the Company has an active subsidiary, the foregoing financial statements will be on a consolidated basis to the extent that the accounts of the Company and its subsidiary(ies) are consolidated, and will be accompanied by similar financial statements for any significant subsidiary which is not so consolidated.

           (i) The Company will maintain a transfer agent ("Transfer Agent") and, if necessary under the jurisdiction of incorporation of the Company, a Registrar (which may be the same entity as the Transfer Agent) for its Common Stock.

           (j) The Company will furnish to the Representative or on the Representative's order, without charge, at such place as the Representative may designate, copies of each Preliminary Prospectus, the Registration Statement and any pre-effective or post-effective amendments thereto (two of which copies will be signed and will include all financial statements and exhibits), the Prospectus, and all amendments and supplements thereto, including any prospectus prepared after the effective date of the Registration Statement, in each case as soon as available and in such quantities as the Representative may request.

           (k) On or before the effective date of the Registration Statement, the Company shall provide the Representative with true original copies of duly executed, legally binding and enforceable agreements pursuant to which, for a period of twelve (12) months from the effective date of the Registration Statement, the Company's executive officers, directors and 5% shareholders agree that it or he or she will not, directly or indirectly, issue, offer to sell, sell, grant an option for the sale or purchase of, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of any shares of Common Stock or securities convertible into, exercisable or exchangeable for or evidencing any right to purchase or subscribe for any shares of Common Stock (either pursuant to Rule 144 of the Rules and Regulations or otherwise) or dispose of any beneficial interest therein without the prior consent of the Representative (collectively, the "Lock-up Agreements"). During the twelve (12) month period commencing on the effective date of the Registration Statement, the Company shall not, without the prior written consent of the Representative, sell, contract or offer to sell, issue, transfer, assign, pledge, distribute, or otherwise dispose of, directly or indirectly, any shares of Common Stock or any options, rights or warrants with respect to any shares of Common Stock. On or before the Closing Date, the Company shall deliver instructions to the Transfer Agent authorizing it to place appropriate legends on the certificates representing the securities subject to the Lock-up Agreements and to place appropriate stop transfer orders on the Company's ledgers. The Company further covenants that it will not file a registration statement with the Commission during the twelve (12) month period commencing on the effective date of the Registration Statement without the prior written consent of the Representative.

           (l) Neither the Company, nor any of its officers, directors, stockholders, nor any of their affiliates (within the meaning of the Rules and Regulations) will take, directly or indirectly, any action designed to, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any securities of the Company.

           (m) Except for cumulative changes of less than $500,000 in each specific item set forth in the "Use of Proceeds" section in the Prospectus, which will be mutually acceptable for the Company and the Representative, the Company will not change the manner in which it uses the proceeds from the sale of the Securities from that which is set forth in the "Use of Proceeds" without giving written notice of such change to the Representative at least ten (10) business days prior to any such use.

           (n) The Company shall timely file all such reports, forms or other documents as may be required (including, but not limited to, a Form SR as may be required pursuant to Rule 463 under the Act) from time to time, under the Act, the Exchange Act, and the Rules and Regulations, and all such reports, forms and documents filed will comply as to form and substance with the applicable requirements under the Act, the Exchange Act, and the Rules and Regulations.

           (o) The Company shall furnish to the Representative as early as practicable prior to the date hereof, the Closing Date and each Option Closing Date, if any, but no later than two (2) full business days prior thereto, a copy of the latest available unaudited interim financial statements of the Company (which in no event shall be as of a date more than thirty (30) days prior to the date of the Registration Statement) which has been read by the Company's independent public accountants, as stated in their letters to be furnished pursuant to Sections 6(l) and 6(m) hereof.

           (p) The Company shall cause the Common Stock to be listed on NASDAQ and, for a period of five (5) years from the date hereof, use its best efforts to maintain the NASDAQ listing of the Common Stock to the extent outstanding.

           (q) For a period of five (5) years from the Closing Date, the Company shall furnish to the Representative at reasonable request and the Company's sole expense, (i) daily consolidated transfer sheets relating to the Common Stock
(ii) the list of holders of all of the Company's securities and (iii) a Blue Sky "Trading Survey" for secondary sales of the Company's securities prepared by counsel to the Company.

           (r) As soon as practicable, (i) but in no event more than five (5) business days before the effective date of the Registration Statement, file a Form 8-A with the Commission providing for the registration under the Exchange Act of the Securities and (ii) but in no event more than thirty (30) days after the effective date of the Registration Statement, take all necessary and appropriate actions to be included in Standard and Poor's Corporation Descriptions and Moody's OTC Manual and to continue such inclusion for a period of not less than five (5) years.

           (s) The Company hereby agrees that, except as set forth above in
Section 4(k) and the 1,000,000 shares issued or reserved for future issuance under the Company's 1998 Stock Option and Incentive Plan ("Stock Option Plan"), it will not, for a period of twelve (12) months from the effective date of the Registration Statement, adopt, propose to adopt or otherwise permit to exist any employee, officer, director, consultant or compensation plan or similar arrangement, permitting (i) the grant, issue, sale or entry into any agreement to grant, issue or sell any option, warrant or other contract right (x) at an exercise price that is less than the greater of the public offering prices of the Common Stock set forth herein and the fair market value on the date of grant or sale or (y) to any of its executive officers or directors or to any holder of 5% or more of the Common Stock; (ii) the maximum number of shares of Common Stock or other securities of the Company purchasable at any time pursuant to options or warrants issued by the Company to exceed such 1,000,000 shares reserved for future issuance under the Company's Stock Option Plan; (iii) the payment for such securities with any form of consideration other than cash; or
(iv) the existence of stock appreciation rights, phantom options or similar arrangements. Furthermore, the Company agrees that for a period of twelve (12) months from the effective date of the Registration Statement, the Company will not amend any material employment agreement or option agreement or other agreement providing compensation to any executive officer, director or other principal stockholder, without the prior written consent of the Representative.

           (t) Until the completion of the distribution of the Securities, the Company shall not, without the prior written consent of the Representative and Underwriters' Counsel, issue, directly or indirectly, any press release or other communication or hold any press conference with respect to the Company or its activities or the offering contemplated hereby, other than trade releases issued in the ordinary course of the Company's business consistent with past practices with respect to the Company's operations.

           (u) For a period equal to the lesser of (i) five (5) years from the date hereof, or (ii) the sale to the public of the Representative's Securities, the Company will not take any action or actions which may prevent or disqualify the Company's use of Form SB-2 (or other appropriate form) for the registration under the Act of the Representative's Securities.

           (v) The Company shall maintain an active Board of Directors following the completion of the offering which will consist of a minimum of two (2) outside and independent directors. The Board of Directors shall also have both an audit and compensation committees each consisting of no more than three (3) members, at least one of which shall be an independent director.

           (w) The Company agrees to offer the Representative a right of first refusal to act as the managing underwriter in connection with any future public offerings and private placements, or a merger or other corporate transaction involving the Company, occurring within two (2) years following the effective date of the Offering.

           (x) The Company agrees that, except for those shares of Common Stock to be sold pursuant to the Direct Offering, the Company shall direct all inquires regarding the offering to the Representative.

        5. PAYMENT OF EXPENSES.

           (a) The Company hereby agrees to pay on the Closing Date, and each Option Closing Date, if any, all expenses and fees (other than fees of Underwriters' Counsel, except as provided in (iv) below) incident to the performance of the obligations of the Company under this Agreement and the Representative's Warrant Agreement, including, without limitation, (i) the fees and expenses of accountants and counsel for the Company, (ii) all costs and expenses incurred in connection with the preparation, duplication, printing (including mailing and handling charges), filing, delivery and mailing (including the payment of postage with respect thereto) of the Registration Statement and the Prospectus and any amendments and supplements thereto and the printing, mailing (including the payment of postage with respect thereto) and delivery of this Agreement, the Representative's Warrant Agreement, [the Agreement Among Underwriters], the Selected Dealer Agreements, and related documents, including the cost of all copies thereof and of the Preliminary Prospectuses and of the Prospectus and any amendments thereof or supplements thereto supplied to the Underwriters and such dealers as the Underwriters may request, in quantities as hereinabove stated,
(iii) the printing, engraving, issuance and delivery of the Securities including, but not limited to, (x) the purchase by the Underwriters of the Firm Securities and the Option Securities and the purchase by the Representative of the Representative's Warrants from the Company, (y) the consummation by the Company of any of its obligations under this Agreement and the Representative's Warrant Agreement, and (z) resale of the Firm Securities and the Option Securities by the Underwriters in connection with the distribution contemplated hereby, (iv) the qualification of the Securities under state or foreign securities or "Blue Sky" laws and determination of the status of such securities under legal investment laws, including the costs of printing and mailing the "Preliminary Blue Sky Memorandum", th "Supplemental Blue Sky Memorandum" and "Legal Investments Survey," if any, and disbursements and fees of counsel in connection therewith, (v) advertising costs and expenses, including but not limited to costs and expenses in connection with the "road show", information meetings and presentations, bound volumes and prospectus memorabilia and "tombstone" advertisement expenses, (vi) costs and expenses in connection with due diligence investigations, including but not limited to the fees of any independent counsel, expert or consultant retained, (vii) fees and expenses of the Transfer Agent and registrar and all issue and transfer taxes, if any,
(viii) applications for assignment of a rating of the Securities by qualified rating agencies, (ix) the fees payable to the Commission and the NASD, and (x) the fees and expenses incurred in connection with the quotation of the Offered Securities and the Option Securities on the NASDAQ and any other exchange.

           (b) If this Agreement is terminated by the Underwriters in accordance with the provisions of Section 6 (except Sections 6(c), 6(j) and 6(n)) or
Section 12, the Company shall indemnify the Underwriters for all of their actual accountable out-of-pocket expenses, including the Representative's staff time at agreed rates and the reasonable fees and disbursements of counsel for the Underwriters and all Blue Sky counsel fees (excluding filing fees) and disbursements (less amounts previously paid pursuant to Section 5(c) hereof).

           (c) The Company further agrees that, in addition to the expenses payable pursuant to subsection (a) of this Section 5, it will pay to the Representative on the Closing Date by certified or bank cashier's check or, at the election of the Representative, by deduction from the applicable proceeds,
(i) a non-accountable expense allowance equal to three percent (3.0%) of the gross proceeds received by the Company from the sale of the Firm Securities, $25,000 of which has been paid to date, and (ii) a non-accountable expense allowance equal to two percent (2.0%) of the gross proceeds received by the Company from the sale of the Direct Securities. In the event the Representative elects to exercise the overallotment option described in Section 2(b) hereof, the Company further agrees to pay to the Representative on each Option Closing Date, by certified or bank cashier's check, or at the Representative's election, by deduction from the proceeds of the Option Securities purchased on such Option Closing Date, a non-accountable expense allowance equal to 3% of the gross proceeds received by the Company from the Underwriters' sale of their proportionate share of the Option Securities.

        6. CONDITIONS OF THE UNDERWRITERS' OBLIGATIONS. The obligations of the Underwriters hereunder shall be subject to the continuing accuracy of the representations and warranties of the Company herein as of the date hereof and as of the Closing Date and each Option Closing Date, if any, as if they had been made on and as of the Closing Date or each Option Closing Date, as the case may be; the accuracy on and as of the Closing Date or Option Closing Date, if any, of the statements of the officers of the Company made pursuant to the provisions hereof; and the performance by the Company on and as of the Closing Date and each Option Closing Date, if any, of its covenants and obligations hereunder and to the following further conditions:

           (a) The Registration Statement shall have become effective not later than 9:30 a.m., New York time, on or such later date and time as shall be consented to in writing by the Representative, and, at the Closing Date and each Option Closing Date, if any, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or shall be pending or contemplated by the Commission and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of Underwriters' Counsel. If the Company has elected to rely upon Rule 430A of the Rules and Regulations, the price of the Common Stock and any price-related information previously omitted from the effective Registration Statement pursuant to such Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) of the Rules and Regulations within the prescribed time period and, prior to the Closing Date, the Company shall have provided evidence satisfactory to the Representative of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A of the Rules and Regulations.

           (b) The Representative shall not have advised the Company that the Registration Statement, or any amendment thereto, contains an untrue statement of fact which, in the Representative's opinion, is material, or omits to state a fact which, in the Representative's opinion, is material and is required to be stated therein or is necessary to make the statements therein not misleading, or that the Prospectus, or any supplement thereto, contains an untrue statement of fact which, in the Representative's opinion, is material, or omits to state a fact which, in the Representative's opinion, is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

           (c) On or prior to the Closing Date and each Option Closing Date, if any, the Representative shall have received from Underwriters' Counsel, such opinion or opinions with respect to the organization of the Company, the validity of the Securities, the Registration Statement, the Prospectus and other related matters as the Representative may reasonably request and Underwriters' Counsel shall have received such papers and information as they reasonably request to enable them to pass upon such matters.

           (d) At the Closing Date, the Underwriters shall have received the favorable opinion of Jeffers, Wilson, Shaff & Falk, LLP, counsel to the Company, dated the Closing Date, addressed to the Underwriters and in form and substance satisfactory to Underwriters' Counsel, to the effect that:

               (i) the Company (A) has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction,
(B) is duly qualified and licensed and in good standing as a foreign corporation in each jurisdiction in which its ownership or leasing of any properties or the character of its operations requires such qualification or licensing, and (C) has all requisite corporate power and authority, and has obtained any and all necessary authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental or regulatory officials and bodies (including, without limitation, those having jurisdiction over environmental or similar matters), to own or lease its properties and conduct its business as described in the Prospectus; the Company is and has been doing business in compliance with all such authorizations, approvals, orders, licenses, certificates, franchises and permits and all federal, state and local laws, rules and regulations; and, the Company has not received any notice of proceedings relating to the revocation or modification of any such authorization, approval, order, license, certificate, franchise, or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially adversely affect the business, operations, condition, financial or otherwise, or the earnings, business affairs, position, prospects, value, operation, properties, business or results of operations of the Company. The disclosures in the Registration Statement concerning the effects of federal, state and local laws, rules and regulations on the Company's business as currently conducted and as contemplated are correct in all material respects and do not omit to state a fact required to be stated therein or necessary to make the statements contained therein not misleading in light of the circumstances in which they were made;

               (ii) except as described in the Prospectus, the Company does not own an interest in any other corporation, partnership, joint venture, trust or other business entity;

               (iii) the Company has a duly authorized, issued and outstanding capitalization as set forth in the Prospectus, and any amendment or supplement thereto, under "CAPITALIZATION", and the Company is not a party to or bound by any instrument, agreement or other arrangement providing for it to issue, sell, transfer, purchase or redeem any capital stock, rights, warrants, options or other securities, except for this Agreement and the Representative's Warrant Agreement and as described in the Prospectus. The Securities and all other securities issued or issuable by the Company conform in all material respects to all statements with respect thereto contained in the Registration Statement and the Prospectus. All issued and outstanding securities of the Company have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company or any similar rights granted by the Company. The Securities to be sold by the Company hereunder and under the Representative's Warrant Agreement are not and will not be subject to any preemptive or other similar rights of any stockholder, have been duly authorized and, when issued, paid for and delivered in accordance with the terms hereof, will be validly issued, fully paid and non-assessable and conform to the description thereof contained in the Prospectus; the holders thereof will not be subject to any liability solely as such holders; all corporate action required to be taken for the authorization, issue and sale of the Securities has been duly and validly taken; and the certificates representing the Securities are in due and proper form. The Representative's Warrants constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment therefor, the number and type of securities of the Company called for thereby. Upon the issuance and delivery pursuant to this Agreement of the Firm Securities and the Option Securities and the Representative's Warrants to be sold by the Company, the Underwriters and the Representative, will acquire good and marketable title to the Firm Securities and the Option Securities and the Representative's Warrants free and clear of any pledge, lien, charge, claim, encumbrance, pledge, security interest, or other restriction or equity of any kind whatsoever. No transfer tax is payable by or on behalf of the Underwriters in connection with
(A) the issuance by the Company of the Securities, (B) the purchase by the Underwriters of the Firm Securities and the Option Securities from the Company, and the purchase by the Representative of the Representative's Warrants from the Company (C) the consummation by the Company of any of its obligations under this Agreement or the Representative's Warrant Agreement, or (D) resales of the Firm Securities and the Option Securities in connection with the distribution contemplated hereby.

               (iv) based on oral and/or written advice from the staff of the Commission, the Registration Statement has become effective under the Act, and, if applicable, filing of all pricing information has been timely made in the appropriate form under Rule 430A, and to the knowledge of such counsel, no stop order suspending the use of the Preliminary Prospectus, the Registration Statement or Prospectus or any part of any thereof or suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened or contemplated under the Act;

               (v) the Preliminary Prospectus, the Registration Statement, and the Prospectus and any amendments or supplements thereto (other than the financial statements and other financial and statistical data included therein, as to which no opinion need be rendered) comply as to form in all material respects with the requirements of the Act and the Rules and Regulations.

               (vi) to the best of such counsel's knowledge, (A) there are no agreements, contracts or other documents required by the Act to be described in the Registration Statement and the Prospectus and filed as exhibits to the Registration Statement other than those described in the Registration Statement (or required to be filed under the Exchange Act if upon such filing they would be incorporated, in whole or in part, by reference therein) and the Prospectus and filed as exhibits thereto, and the exhibits which have been filed are correct copies of the documents of which they purport to be copies; (B) the descriptions in the Registration Statement and the Prospectus and any supplement or amendment thereto of contracts and other documents to which the Company is a party or by which it is bound, including any document to which the Company is a party or by which it is bound, incorporated by reference into the Prospectus and any supplement or amendment thereto, are accurate and fairly represent the information required to be shown by Form SB-2; (C) there is not pending or threatened against the Company any action, arbitration, suit, proceeding, inquiry, investigation, litigation, governmental or other proceeding (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, pending or threatened against (or circumstances that may give rise to the same), or involving the properties or business of the Company which (x) is required to be disclosed in the Registration Statement which is not so disclosed (and such proceedings as are summarized in the Registration Statement are accurately summarized in all respects), (y) questions the validity of the capital stock of the Company or this Agreement or the Representative's Warrant Agreement, or of any action taken or to be taken by the Company pursuant to or in connection with any of the foregoing; (D) no statute or regulation or legal or governmental proceeding required to be described in the Prospectus is not described as required; and (E) there is no action, suit or proceeding pending, or threatened, against or affecting the Company before any court or arbitrator or governmental body, agency or official (or any basis thereof known to such counsel) in which there is a reasonable possibility of a decision which may result in a material adverse change in the condition, financial or otherwise, or the earnings, position, prospects, stockholders' equity, value, operation, properties, business or results of operations of the Company, which could adversely affect the present or prospective ability of the Company to perform its obligations under this Agreement or the Representative's Warrant Agreement or which in any manner draws into question the validity or enforceability of this Agreement or the Representative's Warrant Agreement;

               (vii) the Company has full legal right, power and authority to enter into this Agreement and the Representative's Warrant Agreement, and to consummate the transactions provided for therein; and this Agreement and the Representative's Warrant Agreement has been duly authorized, executed and delivered by the Company. Each of this Agreement and the Representative's Warrant Agreement, assuming due authorization, execution and delivery by each other party thereto, constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity or contribution may be limited by applicable law), and none of the Company's execution or delivery of this Agreement and the Representative's Warrant Agreement, its performance hereunder or thereunder, its consummation of the transactions contemplated herein or therein, or the conduct of its business as described in the Registration Statement, the Prospectus, and any amendments or supplements thereto, conflicts with or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitutes or will constitute a default under, or result in the creation or imposition of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever upon, any property or assets (tangible or intangible) of the Company pursuant to the terms of, (A) the articles of incorporation or by-laws of the Company, (B) any license, contract, collective bargaining agreement, indenture, mortgage, deed of trust, lease, voting trust agreement, stockholders agreement, note, loan or credit agreement or any other agreement or instrument to which the Company is a party or by which it is or may be bound or to which any of its properties or assets (tangible or intangible) is or may be subject, or any indebtedness, or (C) any statute, judgment, decree, order, rule or regulation applicable to the Company of any arbitrator, court, regulatory body or administrative agency or other governmental agency or body (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, having jurisdiction over the Company or any of its respective activities or properties.

               (viii) no consent, approval, authorization or order, and no filing with, any court, regulatory body, government agency or other body (other than registration under the Act or qualification under state or foreign securities law or approval by the NASD) is required in connection with the issuance of the Firm Securities and the Option Securities pursuant to the Prospectus and the Registration Statement, the issuance of the Representative's Warrants, the performance of this Agreement and the Representative's Warrant Agreement, and the transactions contemplated hereby and thereby;

               (ix) the properties and business of the Company conform in all material respects to the description thereof contained in the Registration Statement and the Prospectus; and the Company has good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property stated in the Prospectus to be owned or leased by it, in each case free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects or other restrictions or equities of any kind whatsoever, other than those referred to in the Prospectus and liens for taxes not yet due and payable;

               (x) to such counsel's knowledge, the Company is not in breach of, or in default under, any term or provision of any license, contract, collective bargaining agreement, indenture, mortgage, installment sale agreement, deed of trust, lease, voting trust agreement, stockholders' agreement, partnership agreement, note, loan or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company is a party or by which the Company may be bound or to which the properties or assets (tangible or intangible) of the Company is subject or affected; and the Company is not in violation of any term or provision of its articles of incorporation or by-laws or in violation of any franchise, license, permit, judgment, decree, order, statute, rule or regulation;

               (xi) the statements in the Prospectus under "RISK FACTORS," "THE COMPANY," "BUSINESS," "MANAGEMENT," "SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN SECURITY HOLDERS," "CERTAIN TRANSACTIONS," "DESCRIPTION OF SECURITIES," and "SHARES ELIGIBLE FOR FUTURE SALE" have been reviewed by such counsel, and insofar as they refer to statements of law, descriptions of statutes, licenses, rules or regulations or legal conclusions, are correct in all material respects;

               (xii) the Offered Securities and Option Securities have been accepted for quotation on the NASDAQ;

               (xiii) the persons listed under the caption "SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN SECURITY HOLDERS" in the Prospectus are the respective "beneficial owners" (as such phrase is defined in regulation 13d-3 under the Exchange Act) of the securities set forth opposite their respective names thereunder as and to the extent set forth therein;

               (xiv) to such counsel's knowledge, neither the Company nor any of its officers, stockholders, employees or agents, nor any other person acting on behalf of the Company has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who is or may be in a position to help or hinder the business of the Company (or assist it in connection with any actual or proposed transaction) which (A) might subject the Company to any damage or penalty in any civil, criminal or governmental litigation proceeding, (B) if not given in the past, might have had an adverse effect on the assets, business or operations of the Company, as reflected in any of the financial statements contained in the Registration Statement, or (C) if not continued in the future, might adversely affect the assets, business, operations or prospects of the Company;

               (xv) except as may be disclosed therein, no person, corporation, trust, partnership, association or other entity has the right to include and/or register any securities of the Company in the Registration Statement, require the Company to file any registration statement or, if filed, to include any security in such registration statement;

               (xvi) except as described in the Prospectus, there are no claims, payments, issuances, arrangements or understandings for services in the nature of a finder's or origination fee with respect to the sale of the Securities hereunder or financial consulting arrangements or any other arrangements, agreements, understandings, payments or issuances that may affect the Underwriters' compensation, as determined by the NASD;

               (xvii) assuming due execution by the parties thereto other than the Company, the Lock-up Agreements are legal, valid and binding obligations of the parties thereto, enforceable against the party and any subsequent holder of the securities subject thereto in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity or contribution may be limited by applicable law);

               (xviii) except as described in the Prospectus, the Company does not (A) maintain, sponsor or contribute to any ERISA Plans, (B) maintain or contribute, now or at any time previously, to a defined benefit plan, as defined in Section 3(35) of ERISA, and (C) has never completely or partially withdrawn from a "multi-employer plan";

               (xix) the minute books of the Company have been made available to the Underwriters and to such counsel's knowledge contain a complete summary of all meetings and actions of the directors and stockholders of the Company since the time of its incorporation and reflect all transactions referred to in such minutes accurately in all material respects;

               (xx) except as set forth in the Prospectus and to the best knowledge of such counsel, no officer, director or stockholder of the Company, or any "affiliate" or "associate" (as these terms are defined in Rule 405 promulgated under the Rules and Regulations) of any of the foregoing persons or entities has or has had, either directly or indirectly, (A) an interest in any person or entity which (x) furnishes or sells services or products which are furnished or sold or are proposed to be furnished or sold by the Company, or (y) purchases from or sells or furnishes to the Company any goods or services, or
(B) a beneficial interest in any contract or agreement to which the Company is a party or by which it may be bound or affected. Except as set forth in the Prospectus under "CERTAIN TRANSACTIONS," there are no existing agreements, arrangements, understandings or transactions, or proposed agreements, arrangements, understandings or transactions, between or among the Company, and any officer, director, or 5% or greater securityholder of the Company, or any affiliate or associate of any such person or entity;

               (xxi) to the best of such counsel's knowledge, after due inquiry, there is no action, suit, proceeding, inquiry, investigation, litigation or governmental proceeding, domestic or foreign, pending or threatened (or circumstances that may give rise to the same) involving the Company's production, use, testing, manufacturing or marketing of any products or services, which (i) questions the authority of the Company to produce, use, test, manufacture or market any products or services as described in the Prospectus, (ii) questions the completeness or accuracy of data generated by any trials, tests or studies being conducted by or on behalf of the Company, (iii) is required to be disclosed in the Prospectus which is not so disclosed, or (iv) might materially and adversely affect the condition, financial or otherwise, or the earnings, prospects, value, operations or business of the Company.

        Such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, and representatives of the independent public accountants for the Company, at which conferences such counsel made inquiries of such officers, representatives and accountants and discussed the contents of the Preliminary Prospectus, the Registration Statement, the Prospectus, and related matters and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Preliminary Prospectus, the Registration Statement and Prospectus, on the basis of the foregoing, no facts have come to the attention of such counsel which lead them to believe that either the Registration Statement or any amendment thereto, at the time such Registration Statement or amendment became effective or the Preliminary Prospectus or Prospectus or amendment or supplement thereto as of the date of such opinion contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and schedules and other financial and statistical data included in the Preliminary Prospectus, the Registration Statement or the Prospectus). Such counsel shall further state that its opinions may be relied upon by Underwriters' Counsel in rendering its opinion to the Underwriters.

        In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance satisfactory to Underwriters' Counsel) of other counsel acceptable to Underwriters' Counsel, familiar with the applicable laws; (B) as to matters of fact, to the extent they deem proper, on certificates and written statements of responsible officers of the Company and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company, provided that copies of any such statements or certificates shall be delivered to Underwriters' Counsel if requested. The opinion of such counsel for the Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel and that the Representative, Underwriters' Counsel and they are each justified in relying thereon.

           (e) At each Option Closing Date, if any, the Underwriters shall have received the favorable opinion of Jeffers, Wilson, Shaff & Falk LLP, counsel to the Company, dated on such Option Closing Date, addressed to the Underwriters and in form and substance satisfactory to Underwriters' Counsel confirming as of such Option Closing Date the statements made by Jeffers, Wilson, Shaff & Falk LLP in its opinions delivered on the Closing Date.

           (f) On or prior to the Closing Date and each Option Closing Date, if any, Underwriters' Counsel shall have been furnished such documents, certificates and opinions as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in subsection (c) of this Section 6, or in order to evidence the accuracy, completeness or satisfaction of any of the representations, warranties or conditions of the Company, or herein contained.

           (g) Prior to the Closing Date and each Option Closing Date, if any,
(i) there shall have been no material adverse change nor development involving a prospective change in the condition, financial or otherwise, earnings, position, value, properties, results of operations, prospects, stockholders' equity or the business activities of the Company, whether or not in the ordinary course of business, from the latest dates as of which such condition is set forth in the Registration Statement and Prospectus; (ii) there shall have been no transaction, not in the ordinary course of business, entered into by the Company, from the latest date as of which the financial condition of the Company is set forth in the Registration Statement and Prospectus which is materially adverse to the Company or; (iii) the Company nor shall not be in material default under any provision of any instrument relating to any outstanding indebtedness; (iv) the Company shall not have issued any securities (other than the Securities) or declared or paid any dividend or made any distribution in respect of its capital stock of any class and there has not been any change in the capital stock or any material change in the debt (long or short term) or liabilities or obligations of the Company (contingent or otherwise); (v) no material amount of the assets of the Company shall have been pledged or mortgaged, except as set forth in the Registration Statement and Prospectus;
(vi) no action, suit or proceeding, at law or in equity, shall have been pending or threatened (or circumstances giving rise to same) against the Company, or affecting any of its properties or businesses before or by any court or federal, state or foreign commission, board or other administrative agency wherein an unfavorable decision, ruling or finding may materially adversely affect the business, operations, earnings, position, value, properties, results of operations, prospects or financial condition or income of the Company; and (vii) no stop order shall have been issued under the Act nd no proceedings therefor shall have been initiated, threatened or contemplated by the Commission.

           (h) At the Closing Date and each Option Closing Date, if any, the Underwriters shall have received a certificate of the Company signed by the principal executive officer and by the chief financial or chief accounting officer of the Company, dated the Closing Date or Option Closing Date, as the case may be, to the effect that such persons has carefully examined the Registration Statement, the Prospectus, and this Agreement, and that:

               (i) The representations and warranties of the Company in this Agreement are true and correct, as if made on and as of the Closing Date or the Option Closing Date, as the case may be, and the Company has complied with all agreements and covenants and satisfied all conditions contained in this Agreement on its part to be performed or satisfied at or prior to such Closing Date or Option Closing Date, as the case may be;

               (ii) No stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued, and no proceedings for that purpose have been instituted or are pending or, to the best of each of such person's knowledge, are contemplated or threatened under the Act;

               (iii) The Registration Statement and the Prospectus and, if any, each amendment and each supplement thereto, contain all statements and information required to be included therein, and none of the Registration Statement, the Prospectus nor any amendment or supplement thereto includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading and neither the Preliminary Prospectus or any supplement thereto included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

               (iv) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, (a) the Company has not incurred up to and including the Closing Date or the Option Closing Date, as the case may be, other than in the ordinary course of its business, any material liabilities or obligations, direct or contingent; (b) the Company has not paid or declared any dividends or other distributions on its capital stock; (c) the Company has not entered into any material transactions not in the ordinary course of business; (d) there has not been any change in the capital stock or long-term debt or any increase in the short-term borrowings (other than any increase in the short-term borrowings in the ordinary course of business) of the Company; (e) the Company has not sustained any material loss or damage to its properties or assets, whether or not insured; (f) there is no litigation which is pending or threatened (or circumstances giving rise to same) against the Company or any affiliated party which is required to be set forth in an amended or supplemented Prospectus which has not been set forth; and (g) there has occurred no event required to be set forth in an amended or supplemented Prospectus which has not been set forth.

        References to the Registration Statement and the Prospectus in this subsection (h) are to such documents as amended and supplemented at the date of such certificate.

           (i) By the Closing Date, the Underwriters will have received clearance from the NASD as to the amount of compensation allowable or payable to the Underwriters, as described in the Registration Statement.

           (j) At the time this Agreement is executed, the Underwriters shall have received a letter, dated such date, addressed to the Underwriters in form and substance satisfactory (including the non-material nature of the changes or decreases, if any, referred to in clause (iii) below) in all respects to the Underwriters and Underwriters' Counsel, from McGladrey & Pullen, LLP:

               (i) confirming that they are independent certified public accountants with respect to the Company within the meaning of the Act and the applicable Rules and Regulations;

               (ii) stating that it is their opinion that the financial statements and supporting schedules of the Company included in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations thereunder and that the Representative may rely upon the opinion of McGladrey & Pullen, LLP with respect to the financial statements and supporting schedules included in the Registration Statement;

               (iii) stating that, on the basis of a limited review which included a reading of the latest available unaudited interim financial statements of the Company, a reading of the latest available minutes of the stockholders and board of directors and the various committees of the board of directors of the Company, consultations with officers and other employees of the Company responsible for financial and accounting matters and other specified procedures and inquiries, nothing has come to their attention which would lead them to believe that (A) the unaudited financial statements and supporting schedules of the Company included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations or are not fairly presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements of the Company included in the Registration Statement, or (B) at a specified date not more than five (5) days prior to the effective date of the Registration Statement, there has been any change in the capital stock or long-term debt of the Company, or any decrease in the stockholders' equity or net current assets or net assets of the Company as compared with amounts shown in the ________ balance sheet included in the Registration Statement, other than as set forth in or contemplated by the Registration Statement, or, if there was any change or decrease, setting forth the amount of such change or decrease, and (C) during the period from _________ to a specified date not more than five (5) days prior to the effective date of the Registration Statement, there was any decrease in net revenues, net earnings or increase in net earnings per common share of the Company or the Subsidiaries, in each case as compared with the corresponding period beginning _________, other than as set forth in or contemplated by the Registration Statement, or, if there was any such decrease, setting forth the amount of such decrease;

               (iv) setting forth, at a date not later than five (5) days prior to the date of the Registration Statement, the amount of liabilities of the Company taken as a whole (including a break-down of commercial paper and notes payable to banks);

               (v) stating that they have compared specific dollar amounts, numbers of shares, percentages of revenues and earnings, statements and other financial information pertaining to the Company set forth in the Prospectus in each case to the extent that such amounts, numbers, percentages, statements and information may be derived from the general accounting records, including work sheets, of the Company and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter and found them to be in agreement;

               (vi) statements as to such other matters incident to the transaction contemplated hereby as the Representative may reasonably request.

           (k) At the Closing Date and each Option Closing Date, if any, the Underwriters shall have received from McGladrey & Pullen, LLP a letter, dated as of the Closing Date or the Option Closing Date, as the case may be, to the effect that they reaffirm that statements made in the letter furnished pursuant to subsection (j) of this Section, except that the specified date referred to shall be a date not more than five (5) days prior to the Closing Date or the Option Closing Date, as the case may be, and, if the Company has elected to rely on Rule 430A of the Rules and Regulations, to the further effect that they have carried out procedures as specified in clause (v) of subsection (j) of this Section with respect to certain amounts, percentages and financial information as specified by the Representative and deemed to be a part of the Registration Statement pursuant to Rule 430A(b) and have found such amounts, percentages and financial information to be in agreement with the records specified in such clause (v).

           (l) On the Closing Date and each Option Closing Date, if any, there shall have been duly tendered to the Representative for the several Underwriters' accounts the appropriate number of Firm Securities or Option Securities, as the case may be.

           (m) No order suspending the sale of the Securities in any jurisdiction designated by the Representative pursuant to subsection (e) of
Section 4 hereof shall have been issued on either the Closing Date or the Option Closing Date, if any, and no proceedings for that purpose shall have been instituted or shall be contemplated.

           (n) On or before the Closing Date, the Company shall have executed and delivered to the Representative (i) the Representative's Warrant Agreement substantially in the form filed as Exhibit 4.2 to the Registration Statement, in final form and substance satisfactory to the Representative, and (ii) the Representative's Warrants in such denominations and to such designees as shall have been provided to the Company by the Representative.

           (o) On or before the Closing Date, the Offered Securities and Option Securities shall have been duly approved for listing on NASDAQ, subject to official notice of issuance.

           (p) On or before the Closing Date, there shall have been delivered to the Representative all of the Lock-up Agreements, in form and substance satisfactory to Underwriters' Counsel.

        If any condition to the Underwriters' obligations hereunder to be fulfilled prior to or at the Closing Date or the relevant Option Closing Date, as the case may be, is not so fulfilled, the Representative may terminate this Agreement or, if the Representative so elects, it may waive any such conditions which have not been fulfilled or extend the time for their fulfillment.

        7. INDEMNIFICATION.

           (a) The Company agrees to indemnify and hold harmless the Underwriters (for purposes of this Section 7 "Underwriter" shall include the officers, directors, partners, employees, agents and counsel of the Underwriter, including specifically each person who may be substituted for an Underwriter as provided in Section 11 hereof), and each person, if any, who controls the Underwriter ("controlling person") within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, from and against any and all losses, claims, damages, expenses or liabilities, joint or several (and actions, proceedings, investigations, inquiries, suits and litigation in respect thereof), whatsoever (including but not limited to any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any such claim, action, proceeding, investigation, inquiry, suit or litigation, commenced or threatened, or any claim whatsoever), as such are incurred, to which the Underwriter or such controlling person may become subject under the Act, the Exchange Act or any other statute or at common law or otherwise or under the laws of foreign countries, arising out of or based upon (A) any untrue statement or alleged untrue statement of a material fact contained (i) in any Preliminary Prospectus, the Registration Statement or the Prospectus (as from time to time amended and supplemented); (ii) in any post-effective amendment or amendments or any new registration statement and prospectus in which is included securities of the Company issued or issuable upon exercise of the Securities; or
(iii) in any application or other document or written communication (in this Section 7 collectively called "application") executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Securities under the securities laws thereof or filed with the Commission, any state securities commission or agency, NASDAQ or any other securities exchange; (B) the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Prospectus, in the light of the circumstances under which they were made), or (C) any breach of any representation, warranty, covenant or agreement of the Company contained herein or in any certificate by or on behalf of the Company or any of its officers delivered pursuant hereto, unless, in the case of clause (A) or (B) above, such statement or omission was made in reliance upon and in conformity with written information furnished to the Company with respect to any Underwriter by or on behalf of such Underwriter expressly for use in any Preliminary Prospectus, the Registration Statement or Prospectus, or any amendment thereof or supplement thereto, or in any application, as the case may be. The indemnity agreement in this subsection (a) shall be in addition to any liability which the Company may have at common law or otherwise.

           The foregoing indemnity with respect to any untrue statement contained in or omission from a Preliminary Prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, liability, claim, damage or expense purchased any of the Securities which are the subject thereof if (1) the Company or shall sustain the burden of proving that such asserting person did not receive a copy of the Prospectus (or the Prospectus as amended or supplemented) at or prior to the written confirmation of the sale of such Securities to such person and the untrue statement contained in or omitted from such Preliminary Prospectus was corrected in the Prospectus (or the Prospectus as amended or supplemented); and (2) the Company shall have complied with its covenant pursuant to Section 4(f) of this Agreement.

           (b) the Underwriters agree severally, but not jointly, to indemnify and hold harmless the Company, its directors and officers who have signed the Registration Statement, and each other person, if any, who controls the Company within the meaning of the Act, to the same extent as the foregoing indemnity from the Company to the Underwriters but only with respect to statements or omissions, if any, made in any Preliminary Prospectus, the Registration Statement or Prospectus or any amendment thereof or supplement thereto or in any application made in reliance upon, and in strict conformity with, written information furnished to the Company with respect to any Underwriter by such Underwriter expressly for use in such Preliminary Prospectus, the Registration Statement or Prospectus or any amendment thereof or supplement thereto or in any such application, provided that such written information or omissions only pertain to disclosures in the Preliminary Prospectus, the Registration Statement or Prospectus directly relating to the transactions effected by the Underwriters in connection with this Offering. The Company acknowledges that the statements with respect to the public offering of the Firm Securities and the Option Securities set forth under the heading "Underwriting" and the stabilization legend in the Prospectus have been furnished by the Underwriters expressly for use therein and constitute the only information furnished in writing by or on behalf of the Underwriters for inclusion in the Prospectus.

           (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any claim, action, suit, investigation, inquiry, proceeding or litigation, such indemnified party shall, if a claim in respect thereof is to be made against one or more indemnifying parties under this Section 7, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may have otherwise). In case any such claim, action, suit, investigation, inquiry, proceeding or litigation is brought against any indemnified party, and it notifies an indemnifying party or parties of the commencement thereof, the indemnifying party or parties will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of thereof at the expense of the indemnifying party, (ii) the indemnifying parties shall not have employed counsel reasonably satisfactory to such indemnified party to have charge of the defense thereof within a reasonable time after notice of commencement thereof, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those availble to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense thereof on behalf of the indemnified party or parties), in any of which events such fees and expenses of one additional counsel shall be borne by the indemnifying parties. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one claim, action, suit, investigation, inquiry, proceeding or litigation or separate but similar or related claims, actions, suits, investigations, inquiries, proceedings or litigation in the same jurisdiction arising out of the same general allegations or circumstances. Anything in this Section 7 to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim, action, suit, investigation, inquiry, proceeding or litigation effected without its written consent; provided, however, that such consent was not unreasonably withheld. An indemnifying party will not, without the prior written consent of the indemnified parties, settle, compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit, investigation, inquiry, proceeding or litigation in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim, action, suit, investigation, inquiry, proceeding or litigation), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit, investigation, inquiry, proceeding or litigation and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

           (d) In order to provide for just and equitable contribution in any case in which (i) an indemnified party makes claim for indemnification pursuant to this Section 7, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of this Section 7 provide for indemnification in such case, or (ii) contribution under the Act may be required on the part of any indemnified party, then each indemnifying party shall contribute to the amount paid as a result of such losses, claims, damages, expenses or liabilities (or actions in respect thereof) (A) in such proportion as is appropriate to reflect the relative benefits received by the contributing parties, on the one hand, and the party to be indemnified on the other hand, from the offering of the Firm Securities and the Option Securities or (B) if the allocation provided by clause
(A) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the contributing parties, on the one hand, and the party to be indemnified on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations. In any case where the Company is the contributing party and the Underwriters are the indemnified party, the relative benefits received by the Company on the one hand, and the Underwriters, on the other, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Firm Securities and the Option Securities (before deducting expenses) bear to the total underwriting discounts received by the Underwriters hereunder, in each case as set forth in the table on the Cover

Page of the Prosectus. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, or by the Underwriters, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, expenses or liabilities (or actions in respect thereof) referred to above in this subsection
(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Underwriters shall not be required to contribute any amount in excess of the underwriting discount applicable to the Firm Securities and the Option Securities purchased by the Underwriters hereunder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person, if any, who controls the Company or the Underwriter within the meaning of the Act, each officer of the Company who has signed the Registration Statement, and each director of the Company shall have the same rights to contribution as the Company or the Underwriter, as the case may be, subject in each case to this subsection (d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect to which a claim for contribution may be made against another party or parties under this subsection (d), notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties shall not relieve the party or parties frm whom contribution may be sought from any obligation it or they may have hereunder or otherwise than under this subsection (d), or to the extent that such party or parties were not adversely affected by such omission. The contribution agreement set forth above shall be in addition to any liabilities which any indemnifying party may have at common law or otherwise.

        8. REPRESENTATIONS AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements contained in this Agreement or contained in certificates of officers of the Company submitted pursuant hereto, shall be deemed to be representations, warranties and agreements at the Closing Date and the Option Closing Date, as the case may be, and such representations, warranties and agreements of the Company and the indemnity agreements contained in Section 7 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter, the Company, any controlling person of any Underwriter or the Company, and shall survive termination of this Agreement or the issuance and delivery of the Securities to the Underwriters and the Representative, as the case may be.

        9. EFFECTIVE DATE. This Agreement shall become effective at 10:00 a.m., New York City time, on the next full business day following the date hereof, or at such earlier time after the Registration Statement becomes effective as the Representative, in its discretion, shall release the Securities for sale to the public; provided, however, that the provisions of Sections 5, 7 and 10 of this Agreement shall at all times be effective. For purposes of this Section 9, the Securities to be purchased hereunder shall be deemed to have been so released upon the earlier of dispatch by the Representative of telegrams to securities dealers releasing such securities for offering or the release by the Representative for publication of the first newspaper advertisement which is subsequently published relating to the Securities.

        10. TERMINATION.

            (a) Subject to subsection (b) of this Section 10, the Representative shall have the right to terminate this Agreement, (i) if any domestic or international event or act or occurrence has materially adversely disrupted, or in the Representative's opinion will in the immediate future materially adversely disrupt, the financial markets; (ii) if any material adverse change in the financial markets shall have occurred; (iii) if trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the NASD, the Commission or any governmental authority having jurisdiction over such matters; (iv) if trading of any of the securities of the Company shall have been suspended by a state securities administrator or the Commission; (v) if the United States shall have become involved in a war or major hostilities, or if there shall have been an escalation in an existing war or major hostilities or a national emergency shall have been declared in the United States; or (vi) if a banking moratorium has been declared by a state or federal authority; (vii) if a moratorium in foreign exchange trading has been declared; (viii) if the Company shall have sustained a loss material or substantial to the Company or by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not such loss shall have been insured, will, in the Representative's opinion, make it inadvisable to proceed with the offering, sale and/or delivery of the Securities; (ix) if there shall have been such a material adverse change in the conditions or prospects of the Company or such material adverse change in the general market, political or economic conditions, in the United States or elsewhere, that, in each case, in the Representative's judgment, would make it inadvisable to proceed with the offering, sale and/or delivery of the Firm Securities, or (x) if James Buchanan Rea, Jr. shall no longer serve the Company in his presen capacity.

           (b) If this Agreement is terminated by the Representative in accordance with the provisions of Section 10(a) the Company shall promptly reimburse and indemnify the Representative for all of its actual out-of-pocket expenses, including the fees and disbursements of counsel for the Underwriters and all Blue Sky counsel fees (excluding filing fees) and disbursements (less amounts previously paid pursuant to Section 5(c) above). In addition, the Company shall remain liable for all Blue Sky counsel fees and disbursements, expenses and filing fees. Notwithstanding any contrary provision contained in this Agreement, if this Agreement shall not be carried out within the time specified herein, or any extension thereof granted to the Representative, by reason of any failure on the part of the Company to perform any undertaking or satisfy any condition of this Agreement by it to be performed or satisfied (including, without limitation, pursuant to Section 6 (except if this Agreement is terminated pursuant to Sections 6(c), 6(j) or 6(o)) or Section 12) then, the Company shall promptly reimburse and indemnify the Representative for all of their actual accountable out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters (less amounts previously paid pursuant to Section 5(c) above). In addition, the Company shall remain liable for all Blue Sky counsel fees and disbursements, expenses and filing fees. Notwithstanding any contrary provision contained in this Agreement, any election hereunder or any termination of this Agreement (including, without limitation, pursuant to Sections 6, 10, 11 and 12 hereof), and whether or not this Agreement is otherwise carried out, the provisions of Section 5 and Section 7 shall not be in any way affected by such election or termination or failure to carry out the terms of this Agreement or any part hereof.

        11. SUBSTITUTION OF THE UNDERWRITERS. If one or more of the Underwriters shall fail (otherwise than for a reason sufficient to justify the termination of this Agreement under the provisions of Section 6, Section 10 or Section 12 hereof) to purchase Firm Securities which it or they are obligated to purchase on such date under this Agreement (the "Defaulted Securities"), the Representative shall have the right, within 24 hours thereafter, to make arrangement for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representative shall not have completed such arrangements within such 24-hour period, then:

           (a) if the number of Defaulted Securities does not exceed 10% of the total number of Firm Securities to be purchased on such date, the non-defaulting Underwriters shall be obligated to purchase the full amount thereof in the proportions that underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

           (b) if the number of Defaulted Securities exceeds 10% of the total number of Firm Securities, this Agreement shall terminate without liability on the part of any non-defaulting Underwriters (or, if such default shall occur with respect to any Option Securities to be purchased on an Option Closing Date, the Underwriters may at the Representatives' option, by notice from the Representative to the Company, terminate the Underwriters' obligation to purchase Option Securities from the Company on such date).

           No action taken pursuant to this Section 11 shall relieve any defaulting Underwriter from liability in respect of any default by such Underwriter under this Agreement.

           In the event of any such default which does not result in a termination of this Agreement, the Representative shall have the right to postpone the Closing Date for a period not exceeding seven (7) days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements.

        12. DEFAULT BY THE COMPANY. If the Company shall fail at the Closing Date or at any Option Closing Date, as applicable, to sell and deliver the number of Firm Securities which it is obligated to sell hereunder on such date, then this Agreement shall terminate (or, if such default shall occur with respect to any Option Securities to be purchased on an Option Closing Date, the Underwriters may at the Representatives' option, by notice from the Representative to the Company, terminate the Underwriters' obligation to purchase Option Securities from the Company on such date) without any liability on the part of any non-defaulting party other than pursuant to Section 5,
Section 7 and Section 10 hereof. No action taken pursuant to this Section 12 shall relieve the Company from liability, if any, in respect of such default; provided, however, that the Company's liability shall be limited to the reimbursement of these items specified in the first sentence of Section 10(b) plus an amount equal to the unused portion, if any, of the $25,000 retainer and pursuant to Section 5(c).

        13. NOTICES. All notices and communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representative, Millennium Financial Group, Inc., 235 West 56th Street, Suite 37E, New York, New York 10019, Attention: Michael Roy Fugler, Managing Director, with a copy to Arter & Hadden LLP, 725 South Figueroa Street, 34th Floor, Los Angeles, California 90017, Attention: Ronald Warner, Esq. Notices to the Company shall be directed to the Company at 12100 Wilshire Boulevard, Suite 680, Los Angeles, California 90025, Attention: Peter Hartmann, Chairman, with a copy to:
Jeffers, Wilson, Shaff & Falk LLP, 18881 Von Karman Avenue, Suite 1400 Irvine, California 92612, Attention:
Michael B. Jeffers, Esq.

        14. PARTIES. This Agreement shall inure solely to the benefit of and shall be binding upon, the Underwriters, the Company and the controlling persons, directors and officers referred to in Section 7 hereof, and successors, legal representatives and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provisions herein contained. No purchaser of Firm Securities or Option Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

        15. CONSTRUCTION. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without giving effect to the choice of law or conflict of laws principles. The prevailing party in any dispute hereunder shall be entitled to an award of its reasonable legal fees for resolving such dispute.

        16. ARBITRATION. The parties agree that in the event of any dispute with respect to this Agreement or their respective obligations hereunder, such dispute shall be settled by arbitration in Los Angeles, California, or such other jurisdiction as the parties may agree, in accordance with the rules of the National Association of Securities Dealers, Inc. Any award rendered by the arbitrators shall be final and judgment may be entered upon him or it by any court of competent jurisdiction.

        17. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which taken together shall be deemed to be one and the same instrument.

        18. ENTIRE AGREEMENT; AMENDMENTS. This Agreement and the
Representative's Warrant Agreement constitute the entire agreement of the parties hereto and supersede all prior written or oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may not be amended except in a writing, signed by the Representative and the Company.

        If the foregoing correctly sets forth the understanding between the Underwriters and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.


                                          Very truly yours,

                                          AMERICAN DIVERSIFIED HOLDINGS, INC.


                                          By:
                                              ----------------------------------
                                              James Buchanan Rea, Jr., President
                                              and Chief Executive Officer


Confirmed and accepted as of
the date first above written.

MILLENNIUM FINANCIAL GROUP, INC.

For itself and as Representative
of the several Underwriters named in
Schedule A hereto.

By:
    ----------------------------------
Name:
      --------------------------------
Title:
       -------------------------------

                                   SCHEDULE A

                                 FIRM SECURITIES




                                                                Number of Shares
                                                               of Common Stock
Underwriters                                                    to be Purchased
------------                                                   ------------------
        Millennium Financial Group, Inc...................
        Total.............................................        [_________]

                                    EXHIBIT A

                   FORM OF REPRESENTATIVE'S WARRANT AGREEMENT


--------------------------------------------------------------------------------



                       AMERICAN DIVERSIFIED HOLDINGS, INC.

                                       AND

                        MILLENNIUM FINANCIAL GROUP, INC.




                            ---------------------




                      REPRESENTATIVE'S WARRANT AGREEMENT



                           DATED AS OF ________, 1998




--------------------------------------------------------------------------------

        THIS REPRESENTATIVE'S WARRANT AGREEMENT dated as of _______, 1998 between AMERICAN DIVERSIFIED HOLDINGS, INC., a Nevada corporation (the "Company"), and MILLENNIUM FINANCIAL GROUP, INC. (hereinafter referred to variously as the "Holder", "Millennium", or "Representative").

                              W I T N E S S E T H:

        WHEREAS, the Company has prepared and filed with the Securities and Exchange Commission a registration statement on Form SB-2 (No. 333-62489) for the registration of 1,733,334 shares of the common stock, no par value, of the Company (the "Common Stock"), an estimated _________ shares of which the Company will place directly to investors located primarily in Europe (the "Direct Shares");

        WHEREAS, Millennium has agreed pursuant to an underwriting agreement (the "Underwriting Agreement") dated as of the date hereof among Millennium Financial Group, Inc. as the Representative of the several Underwriters listed therein, and the Company to act as a Representative in connection with the Company's proposed public offering of the remaining ________ shares of Common Stock (the "Firm Shares") at a public offering price of $14.00 per share; and

        WHEREAS, the Company proposes to issue to Millennium warrants ("Warrants") to purchase a number of shares of Common Stock, no par value ("Common Stock"), of the Company equal to ten percent (10%) of the Firm Shares placed by Millennium (up to a maximum of ________ shares), in connection with the Company's proposed public offering; and

        WHEREAS, the Warrants to be issued pursuant to this Agreement will be issued on the Closing Date (as such term is defined in the Underwriting Agreement) by the Company to Millennium or its designees in consideration for, and as part of Millennium's compensation in connection with, its acting as the Representative pursuant to the Underwriting Agreement.

        NOW, THEREFORE, in consideration of the premises, the payment by Millennium to the Company of an aggregate _________ dollars ($_________), the agreements herein set forth and other good and valuable consideration, hereby acknowledged, the parties hereto agree as follows:

        1. GRANT. Millennium (or its designees) is hereby granted the right to purchase, at any time from the effective date of the Registration Statement, until 5:30 P.M., New York time, on __________, 2003, up to an aggregate number of shares of Common Stock equal to ten percent (10%) of the Firm Share placed by Millennium, (up to a maximum of ________ shares) in connection with the Company's public offering, subject to the terms and conditions of this Agreement. Except as set forth herein, the shares of Common Stock are in all respects identical to the shares of Common Stock being purchased by the Underwriters for resale to the public pursuant to the terms and provisions of the Underwriting Agreement. The shares of Common Stock are sometimes hereinafter referred to as the "Securities."

        2. WARRANT CERTIFICATE. The warrant certificate (the "Warrant Certificate") delivered and to be delivered pursuant to this Agreement shall be in the form set forth in Exhibit 1, attached hereto and made a part hereof, with such appropriate insertions, omissions, substitutions, and other variations as required or permitted by this Agreement.

        3. EXERCISE OF WARRANT.

           3.1. METHOD OF EXERCISE. The Warrants initially are exercisable at an aggregate initial exercise price (subject to adjustment as provided in Section 8 hereof) per share of Common Stock set forth in Section 6 hereof payable by certified or official bank check in New York Clearing House funds, subject to adjustment as provided in Section 8 hereof. Upon surrender of a Warrant Certificate with the annexed Form of Election to Purchase duly executed, together with payment of the Exercise Price (as hereinafter defined) for the shares of Common Stock purchased at the Company's principal executive offices in California (presently located at 12100 Wilshire Boulevard, Suite 680, Los Angeles, California 90025) the registered holder of a Warrant Certificate ("Holder" or "Holders") shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased. The purchase rights represented by the Warrant Certificate are exercisable at the option of the Holder thereof, in whole or in part (but not as to fractional shares of the Common Stock underlying the Warrant). The Warrant may be exercised to purchase all or part of the shares of Common Stock. In the case of the purchase of less than all the shares of Common Stock purchasable under the Warrant Certificate, the Company shall cancel said Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the shares of Common Stock purchasable thereunder.

           3.2. EXERCISE BY SURRENDER OF WARRANT. In addition to the method of payment set forth in Section 3.1 and in lieu of any cash payment required thereunder, the Holder(s) of the Warrant shall have the right at any time and from time to time to exercise the Warrant in full or in part by surrendering the Warrant Certificate in the manner specified in Section 3.1 hereof. The number of shares of Common Stock to be issued pursuant to this Section 3.2 shall be equal to the difference between (a) the number of shares of Common Stock in respect of which the Warrant is exercised and (b) a fraction, the numerator of which shall be the number of shares of Common Stock in respect of which the Warrant is exercised multiplied by the Exercise Price and the denominator of which shall be the Market Price (as defined in Section 3.3 hereof) of the Common Stock. Solely for the purposes of this paragraph, Market Price shall be calculated either (i) on the date on which the form of election attached hereto is deemed to have been sent to the Company pursuant to Section 13 hereof ("Notice Date") or (ii) as the average of the Market Prices for each of the five trading days preceding the Notice Date, whichever of (i) or (ii) is greater.

           3.3 DEFINITION OF MARKET PRICE. As used herein, the phrase "Market Price" at any date shall be deemed to be the last reported sale price of the Common Stock, or, in the case no such reported sale takes place on such day, the average of the last reported sale prices for the last three (3) trading days, in either case as officially reported by the principal securities exchange on which the Common Stock is listed or admitted for trading or by the Nasdaq SmallCap Market ("Nasdaq SmallCap") or by the National Association of Securities Dealers Automated Quotation System ("Nasdaq"), or, if the Common Stock is not listed or admitted for trading on any national securities exchange or quoted by Nasdaq, the average closing bid price as furnished by the National Association of Securities Dealers, Inc. ("NASD") through Nasdaq or similar organization if Nasdaq is no longer reporting such information, or if the Common Stock is not quoted on Nasdaq, as determined in good faith (using customary valuation methods) by resolution of the members of the Board of Directors of the Company, based on the best information available to it.

        4. ISSUANCE OF CERTIFICATES. Upon the exercise of the Warrant, the issuance of certificates for shares of Common Stock and/or other securities, properties or rights underlying such Warrant shall be made forthwith (and in any event within five (5) business days thereafter) without charge to the Holder thereof including, without limitation, any tax which may be payable in respect of the issuance thereof, and such certificates shall (subject to the provisions of Sections 5 and 7 hereof) be issued in the name of, or in such names as may be directed by, the Holder thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder, and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

        The Warrant Certificates and the certificates representing the shares of Common Stock underlying the Warrant (and/or other securities, property or rights issuable upon the exercise of the Warrant) shall be executed on behalf of the Company by the manual or facsimile signature of the then Chairman or Vice Chairman of the Board of Directors or President or Vice President of the Company. The Warrant Certificate shall be dated the date of execution by the Company upon initial issuance, division, exchange, substitution or transfer. Certificates representing the shares of Common Stock (and/or other securities, property or rights issuable upon exercise of the Warrant) shall be dated as of the Notice Date (regardless of when executed or delivered) and dividend bearing securities so issued shall accrue dividends from the Notice Date.

        5. RESTRICTION ON TRANSFER OF WARRANT. The Holder of a Warrant Certificate, by its acceptance thereof, covenants and agrees that the Warrant is being acquired as an investment and not with a view to the distribution thereof; that the Warrant may not be sold, transferred, assigned, hypothecated or otherwise disposed of, in whole or in part, for a period of one (1) year from the date hereof, except to officers of the Representative.

        6. EXERCISE PRICE.

           6.1 INITIAL AND ADJUSTED EXERCISE PRICE. Except as otherwise provided in Section 8 hereof, the initial exercise price of the Warrant shall be $____ [150% of the initial public offering price] per share of Common Stock. The adjusted exercise price shall be the price which shall result from time to time from any and all adjustments of the initial exercise price in accordance with the provisions of Section 8 hereof. Any transfer of the Warrant shall constitute an automatic transfer and assignment of the registration rights set forth in
Section 7 hereof with respect to the Securities or other securities, properties or rights underlying the Warrant.

           6.2 EXERCISE PRICE. The term "Exercise Price" herein shall mean the initial exercise price or the adjusted exercise price, depending upon the context or unless otherwise specified.

        7. REGISTRATION RIGHTS.

           7.1 REGISTRATION UNDER THE SECURITIES ACT OF 1933. The Warrant, the shares of Common Stock or other securities issuable upon exercise of the Warrant, (collectively, the "Warrant Securities") have not been registered under the Securities Act of 1933, as amended (the "Act") pursuant to the Company's Registration Statement on Form SB- 2 (Registration No. 333-62489) (the "Registration Statement"). The certificates representing the Warrant Securities shall bear the following legend:

               The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended ("Act"), and may not be offered or sold except pursuant to (i) an effective registration statement under the Act, (ii) to the extent applicable, Rule 144 under the Act (or any similar rule under such Act relating to the disposition of securities), or
               (iii) an opinion of counsel, if such opinion shall be reasonably satisfactory to counsel to the issuer, that an exemption from registration under such Act is available.

           7.2 PIGGYBACK REGISTRATION. If, at any time commencing after the date hereof and expiring five (5) years thereafter, the Company proposes to register any of its securities under the Act (other than pursuant to Form S-4, Form S-8 or a comparable registration statement) it will give written notice by registered mail, at least thirty (30) days prior to the filing of each such registration statement, to Millennium and to all other Holders of the Warrant and/or the Warrant Securities of its intention to do so. If Millennium or other Holders of the Warrant and/or Warrant Securities notify the Company within twenty (20) business days after receipt of any such notice of its or their desire to include any such securities in such proposed registration statement, the Company shall afford Millennium and such Holders of the Warrant and/or Warrant Securities the opportunity to have any such Warrant Securities registered under such registration statement.

        Notwithstanding the provisions of this Section 7.2, the Company shall have the right at any time after it shall have given written notice pursuant to this Section 7.2 (irrespective of whether a written request for inclusion of any such securities shall have been made) to elect not to file any such proposed registration statement, or to withdraw the same after the filing but prior to the effective date thereof.

           7.3 DEMAND REGISTRATION.

               (a) At any time commencing after the date hereof and expiring five (5) years thereafter, the Holder of the Warrant and/or Warrant Securities representing a "Majority" (as hereinafter defined) of such securities (assuming the exercise of all of the Warrant) shall have the one-time right (which right is in addition to the registration rights under Section 7.2 hereof), exercisable by written notice to the Company, to have the Company prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement and such other documents, including a prospectus, as may be necessary in the opinion of both counsel for the Company and counsel for Millennium and Holders, in order to comply with the provisions of the Act, so as to permit a public offering and sale of their respective Warrant Securities for six (6) consecutive months by such Holders and any other Holder of the Warrant and/or Warrant Securities who notify the Company within ten (10) days after receiving notice from the Company of such request.

               (b) The Company covenants and agrees to give written notice of any registration request under this Section 7.3 by any Holder or Holders to all other registered Holders of the Warrant and the Warrant Securities within ten (10) days from the date of the receipt of any such registration request.

               (c) Notwithstanding anything to the contrary contained herein, if the Company shall not have filed a registration statement for the Warrant Securities within the time period specified in Section 7.4(a) hereof pursuant to the written notice specified in Section 7.3(a) of a Majority of the Holders of the Warrant and/or Warrant Securities, the Company may, at its option, upon the written notice of election of a Majority of the Holders of the Warrant and/or Warrant Securities requesting such registration, repurchase (i) any and all Warrant Securities of such Holders at the higher of the Market Price per share of Common Stock on (x) the date of the notice sent pursuant to
           Section 7.3(a) or (y) the expiration of the period specified in
           Section 7.4(a) and (ii) any and all Warrant of such Holders at such Market Price less the Exercise Price of such Warrant. Such repurchase shall be in immediately available funds and shall close within two
           (2) days after the later of (i) the expiration of the period specified in Section 7.4(a) or (ii) the delivery of the written notice of election specified in this Section 7.3(c).

               (d) If all of the Holders are able to sell the Warrant Securities pursuant to Rule 144 under the Securities Act of 1933, as amended, and without regard to the volume limitations thereunder, the Holders' rights under Section 7.2 and 7.3(a) shall terminate.

               7.4 COVENANTS OF THE COMPANY WITH RESPECT TO REGISTRATION. In connection with any registration under Section 7.2 or 7.3 hereof, the Company covenants and agrees as follows:

               (a) The Company shall use its best efforts to file a registration statement within thirty (30) days of receipt of any demand therefor, shall use its best efforts to have any registration statements declared effective at the earliest possible time, and shall furnish each Holder desiring to sell Warrant Securities such number of prospectuses as shall reasonably be requested.

               (b) The Company shall pay all costs (excluding fees and expenses of Holder(s)' counsel and any underwriting or selling commissions), fees and expenses in connection with all registration statements filed pursuant to Sections 7.2 and 7.3(a) hereof including, without limitation, the Company's legal and accounting fees, printing expenses, blue sky fees and expenses.

               (c) The Company will take all necessary action which may be required in qualifying or registering the Warrant Securities included in a registration statement for offering and sale under the securities or blue sky laws of such states as reasonably are requested by the Holder(s), provided that the Company shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

               (d) The Company shall indemnify the Holder(s) of the Warrant Securities to be sold pursuant to any registration statement and each person, if any, who controls such Holders within the meaning of
           Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Act, the Exchange Act or otherwise, arising from such registration statement but only to the same extent and with the same effect as the provisions pursuant to which the Company has agreed to indemnify each of the Underwriters contained in Section 7 of the Underwriting Agreement.

               (e) The Holder(s) of the Warrant Securities to be sold pursuant to a registration statement, and their successors and assigns, shall severally, and not jointly, indemnify the Company, its officers and directors and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Act, the Exchange Act or otherwise, arising from information furnished by or on behalf of such Holders, or their successors or assigns, for specific inclusion in such registration statement to the same extent and with the same effect as the provisions contained in Section 7 of the Underwriting Agreement pursuant to which the Underwriters have agreed to indemnify the Company.

               (f) Nothing contained in this Agreement shall be construed as requiring the Holder(s) to exercise their Warrant prior to the initial filing of any registration statement or the effectiveness thereof.

               (g) The Company shall not permit the inclusion of any securities other than the Warrant Securities to be included in any registration statement filed pursuant to Section 7.3 hereof, or permit any other registration statement to be or remain effective during the effectiveness of a registration statement filed pursuant to Section
           7.3 hereof (other than (i) shelf registrations effective prior thereto and (ii) registrations on Form S-4 or S-8), without the prior written consent of the Holders of the Warrant and Warrant Securities representing a Majority of such securities.

               (h) The Company shall furnish to each Holder participating in the offering and to each underwriter, if any, a signed counterpart, addressed to such Holder or underwriter, of (i) an opinion of counsel to the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), and (ii) a "cold comfort" letter dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, a letter dated the date of the closing under the underwriting agreement) signed by the independent public accountants who have issued a report on the Company's financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities.

               (i) The Company shall as soon as practicable after the effective date of the registration statement, and in any event within 15 months thereafter, make "generally available to its security holders" (within the meaning of Rule 158 under the Act) an earnings statement (which need not be audited) complying with Section 11(a) of the Act and covering a period of at least 12 consecutive months beginning after the effective date of the registration statement.

               (j) The Company shall deliver promptly to each Holder participating in the offering requesting the correspondence and memoranda described below and to the managing underwriters, copies of all correspondence between the Commission and the Company, its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to the registration statement and permit each Holder and underwriter to do such investigation, upon reasonable advance notice, with respect to information contained in or omitted from the registration statement as it deems reasonably necessary to comply with applicable securities laws or rules of the NASD. Such investigation shall include access to books, records and properties and opportunities to discuss the business of the Company with its officers and independent auditors, all to such reasonable extent and at such reasonable times and as often as any such Holder or underwriter shall reasonably request.

               (k) The Company shall enter into an underwriting agreement with the managing underwriters selected for such underwriting by Holders holding a Majority of the Warrant Securities requested pursuant to
           Section 7.3(a) to be included in such underwriting, which may be Millennium. Such agreement shall be satisfactory in form and substance to the Company, each Holder and such managing underwriter(s), and shall contain such representations, warranties and covenants by the Company and such other terms as are customarily contained in agreements of that type used by the managing underwriter(s). The Holders shall be parties to any underwriting agreement relating to an underwritten sale of their Warrant Securities whether pursuant to Section 7.2 or Section 7.3(a) and may, at their option, require that any or all of the representations, warranties and covenants of each of the Company and the Subsidiary to or for the benefit of such underwriter(s) shall also be made to and for the benefit of such Holders. Such Holders shall not be required to make any representations or warranties to or agreements with the Company or the underwriter(s) except as they may relate to such Holders and their intended methods of distribution.

               (l) For purposes of this Agreement, the term "Majority" in reference to the Holders of Warrant or Warrant Securities, shall mean in excess of fifty percent (50%) of the then outstanding Warrant or Warrant Securities that (i) are not held by the Company, an affiliate, officer, creditor, employee or agent thereof or any of their respective affiliates, members of their family, persons acting as nominees or in conjunction therewith and (ii) have not been resold to the public pursuant to a registration statement filed with the Commission under the Act.

        8. ADJUSTMENTS TO EXERCISE PRICE AND NUMBER OF SECURITIES.

           8.1. SUBDIVISION AND COMBINATION. In case the Company shall at any time subdivide or combine the outstanding shares of Common Stock, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

           8.2. STOCK DIVIDENDS AND DISTRIBUTIONS. In case the Company shall pay a dividend in, or make a distribution of, shares of Common Stock, the Exercise Price shall forthwith be proportionately decreased. An adjustment made pursuant to this Section 8.2 shall be made as of the record date for the subject stock dividend or distribution.

           8.3. ADJUSTMENT IN NUMBER OF SECURITIES. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 8, the number of Warrant Securities issuable upon the exercise at the adjusted exercise price of each Warrant shall be adjusted to the nearest full amount by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Securities issuable upon exercise of the Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

           8.4. DEFINITION OF COMMON STOCK. For the purpose of this Agreement, the term "Common Stock" shall mean (i) the class of stock designated as Common Stock in the Certificate of Incorporation of the Company as may be amended as of the date hereof, or (ii) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value.

           8.5. MERGER OR CONSOLIDATION. In case of any consolidation of the Company with, or merger of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Common Stock), the corporation formed by such consolidation or merger shall execute and deliver to the Holder a supplemental warrant agreement providing that the holder of each Warrant then outstanding or to be outstanding shall have the right thereafter (until the expiration of such Warrant) to receive, upon exercise of such Warrant, the kind and amount of shares of stock and other securities and property receivable upon such consolidation or merger, by a holder of the number of securities of the Company for which such Warrant might have been exercised immediately prior to such consolidation, merger, sale or transfer. Such supplemental warrant agreement shall provide for adjustments which shall be identical to the adjustments provided in Section 8. The above provision of this subsection shall similarly apply to successive consolidations or mergers.

           8.6. NO ADJUSTMENT OF EXERCISE PRICE IN CERTAIN CASES. No adjustment of the Exercise Price shall be made if the amount of said adjustment shall be less than two cents ($0.02) per Warrant Security, provided, however, that in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to at least two cents ($0.02) per Warrant Security.

        9. EXCHANGE AND REPLACEMENT OF WARRANT CERTIFICATES. Each Warrant Certificate is exchangeable without expense, upon the surrender thereof by the registered Holder at the principal executive office of the Company, for a new Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of Warrant Securities in such denominations as shall be designated by the Holder thereof at the time of such surrender.

        Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrant, if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor, in lieu thereof.

        10. ELIMINATION OF FRACTIONAL INTERESTS. The Company shall not be required to issue certificates representing fractions of shares of Common Stock upon the exercise of the Warrant, nor shall it be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares of Common Stock or other securities, properties or rights.

        11. RESERVATION AND LISTING OF SECURITIES. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of the Warrant, such number of shares of Common Stock or other securities, properties or rights as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Warrant and payment of the Exercise Price therefor, all shares of Common Stock, and other securities issuable upon such exercise shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any stockholder. As long as the Warrant shall be outstanding, the Company shall use its best efforts to cause all shares of Common Stock issuable upon the exercise of the Warrant to be listed (subject to official notice of issuance) on all securities exchanges on which the Common Stock may then be listed and/or quoted on Nasdaq SmallCap or Nasdaq.

        12. NOTICES TO WARRANT HOLDERS. Nothing contained in this Agreement shall be construed as conferring upon the Holders the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the expiration of the Warrant and their exercise, any of the following events shall occur:

            (a) the Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings or capital surplus (in accordance with applicable law), as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

            (b) the Company shall offer to all the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or

            (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed;

then, in any one or more of said events, the Company shall give written notice of such event at least thirty (30) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend, or the issuance of any convertible or exchangeable securities, or subscription rights, options or Warrant, or any proposed dissolution, liquidation, winding up or sale.

        13. NOTICES.

        All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made and sent when delivered, or mailed by registered or certified mail, return receipt requested:

            (a) If to the registered Holder of the Warrant, to the address of such Holder as shown on the books of the Company; or

            (b) If to the Company, to the address set forth in Section 3 hereof or to such other address as the Company may designate by notice to the Holders.

        14. SUPPLEMENTS AND AMENDMENTS. The Company and Millennium may from time to time supplement or amend this Agreement without the approval of any Holders of Warrant Certificates (other than Millennium) in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and Millennium may deem necessary or desirable and which the Company and Millennium deem shall not adversely affect the interests of the Holders of Warrant Certificates.

        15. SUCCESSORS. All the covenants and provisions of this Agreement shall be binding upon and inure to the benefit of the Company, the Holders and their respective successors and assigns hereunder.

        16. TERMINATION. This Agreement shall terminate at the close of business on _______, [2004]. Notwithstanding the foregoing, the indemnification provisions of Section 7 shall survive such termination until the close of business on _______, [2010].

        17. GOVERNING LAW; LEGAL COSTS AND EXPENSES. This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the laws of said State without giving effect to the rules of said State governing the conflicts of laws.

        The Company, Millennium and the Holders agree that the prevailing party(ies) in any action, proceeding or claim arising out of, or relating in any way to this Agreement shall be entitled to recover from the other party(ies) all of its/their reasonable legal costs and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor.

        18. ENTIRE AGREEMENT; MODIFICATION. This Agreement (including the Underwriting Agreement) contains the entire understanding between the parties hereto with respect to the subject matter hereof and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought.

        19. SEVERABILITY. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.

        20. CAPTIONS. The caption headings of the Sections of this Agreement are for convenience of reference only and are not intended, nor should they be construed as, a part of this Agreement and shall be given no substantive effect.

        21. BENEFITS OF THIS AGREEMENT. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and Millennium and any other registered Holder(s) of the Warrant Certificates or Warrant Securities any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole benefit of the Company and Millennium and any other registered Holders of Warrant Certificates or Warrant Securities.

        22. COUNTERPARTS. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.


                                             AMERICAN DIVERSIFIED HOLDINGS, INC.


                                             By: _______________________________
                                                 Name:
                                                 Title:

Attest:


___________________________________
                         Secretary



                                             MILLENNIUM FINANCIAL GROUP, INC


                                             By: _______________________________
                                                 Name:
                                                 Title:

                                    EXHIBIT 1

                          [FORM OF WARRANT CERTIFICATE]

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

THE TRANSFER OR EXCHANGE OF THE WARRANT REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.

EXERCISABLE ON OR BEFORE  5:30 P.M., NEW YORK TIME, __________, 2003.


No. W-                                                       Warrant to Purchase
                                              ____ Shares of Common Stock and/or


                               WARRANT CERTIFICATE

        This Warrant Certificate certifies that __________, or registered assigns, is the registered holder of Warrant to purchase initially, at any time from the effective date of the Registration Statement until 5:30 p.m. New York time on ___________, 2003 [five years from the effective date of the Registration Statement] ("Expiration Date"), up to __________ fully-paid and non-assessable shares of common stock, no par value ("Common Stock"), of AMERICAN DIVERSIFIED HOLDINGS, INC., a Nevada corporation (the "Company"), at the initial exercise price, subject to adjustment in certain events (the "Exercise Price"), of $______ [150% of the initial public offering price] per share of Common Stock upon surrender of this Warrant Certificate and payment of the Exercise Price at an office or agency of the Company, but subject to the conditions set forth herein and in the warrant agreement dated as of _______, 1998 between the Company and Millennium Financial Group, Inc. (the "Warrant Agreement"). Payment of the Exercise Price shall be made by certified or official bank check in New York Clearing House funds payable to the order of the Company or by surrender of this Warrant Certificate.

        No Warrant may be exercised after 5:30 p.m., New York time, on the Expiration Date, at which time all Warrant evidenced hereby, unless exercised prior thereto, hereby shall thereafter be void.

        The Warrant evidenced by this Warrant Certificate are part of a duly authorized issue of Warrant issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrant.

        The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price and the type and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrant; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Warrant Agreement.

        Upon due presentment for registration of transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrant shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided


                                      Ex-1
herein and in the Warrant Agreement, without any charge except for any tax or other governmental charge imposed in connection with such transfer.

        Upon the exercise of less than all of the Warrant evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such number of unexercised Warrant.

        The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

        All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

        IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

Dated as of ___________, 1998


                                             AMERICAN DIVERSIFIED HOLDINGS, INC.


                                             By: _______________________________
                                                 Name:
                                                 Title:


                                      Ex-2

             [FORM OF ELECTION TO PURCHASE PURSUANT TO SECTION 3.1]

        The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase:

[ ] _________________   shares of Common Stock;

and herewith tenders in payment for such securities a certified or official bank check payable in New York Clearing House Funds to the order of American Diversified Holdings, Inc. in the amount of $_______________________, all in accordance with the terms of Section 3.1 of the Representative's Warrant Agreement dated as of ______________________, 1998 between American Diversified Holdings, Inc. and Millennium Financial Group, Inc. The undersigned requests that a certificate for such securities be registered in the name of whose address is and that such Certificate be delivered to ____________________ whose address is ________________________.


Dated: _____________________

                                             Signature__________________________
                                             (Signature must conform in all
                                             respects to name of holder as
                                             specified on the face of the
                                             Warrant Certificate.)


                                             ___________________________________
                                             (Insert Social Security or Other
                                             Identifying Number of Holder)

             [FORM OF ELECTION TO PURCHASE PURSUANT TO SECTION 3.2]

        The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase:

[ ] _________________   shares of Common Stock;

and herewith tenders in payment for such securities ________ Warrant all in accordance with the terms of Section 3.2 of the Representative's Warrant Agreement dated as of __________________, 1998 between American Diversified Holdings, Inc. and Millennium Financial Group, Inc. The undersigned requests that a certificate for such securities be registered in the name of whose address is _____________ and that such Certificate be delivered to ____________________ whose address is ______________________________.


Dated: ___________________

                                              Signature ________________________
                                              (Signature must conform in all
                                              respects to name of holder as
                                              specified on the face of the
                                              Warrant Certificate.)


                                              __________________________________
                                              (Insert Social Security or Other
                                              Identifying Number of Holder)

                              [FORM OF ASSIGNMENT]

             (To be executed by the registered holder if such holder
                  desires to transfer the Warrant Certificate.)


        FOR VALUE RECEIVED _________________________ hereby sells, assigns and transfers unto _________________________________________________________________
                        (Please print name and address of transferee)

this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.

Dated:______________________


                                            Signature __________________________
                                            (Signature must conform in all
                                            respects to name of holder as
                                            specified on the face of the Warrant
                                            Certificate.)


                                            ____________________________________
                                            (Insert Social Security or Other
                                            identifying Number of Holder)